UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226
                                   ----------

                        TEMPLETON GLOBAL INVESTMENT TRUST
                       -----------------------------------
              (Exact name of registrant as specified in charter)


             500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 3/31/04
                         ---------

ITEM 1. REPORTS TO STOCKHOLDERS

                                 MARCH 31, 2004

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                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                  INTERNATIONAL

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. see inside for details.

                                    TEMPLETON
                           INTERNATIONAL (EX EM) FUND

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[LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE

Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

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Not part of the annual report

                               Contents

SHAREHOLDER LETTER ................................  1

ANNUAL REPORT .....................................

Templeton International (Ex EM) Fund ..............  3

Performance Summary ...............................  7

Financial Highlights and
Statement of Investments .......................... 10

Financial Statements .............................. 17

Notes to Financial Statements ..................... 20

Independent Auditors' Report ...................... 27

Tax Designation ................................... 28

Board Members and Officers ........................ 31

Proxy Voting Policies and Procedures .............. 37
------------------------------------------------------


Annual Report

Templeton International (Ex EM) Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Templeton International (Ex EM) Fund seeks long-term capital appreciation. Under normal market conditions, the Fund will invest at least 75% of its total assets in equity securities of companies located in any developed country outside the U.S.

[GRAPHIC OMITTED]
-----------------------------------------------------------------

 GEOGRAPHIC DISTRIBUTION
 Based on Total Net Assets as of 3/31/04

 Europe .................................................. 64.9%
 Asia .................................................... 17.3%
 North America ...........................................  5.1%
 Australia & New Zealand .................................  3.9%
 Short-Term Investments & Other Net Assets ...............  8.8%

-----------------------------------------------------------------

This annual report for Templeton International (Ex EM) Fund covers the period ended March 31, 2004.

PERFORMANCE OVERVIEW

Templeton International (Ex EM) Fund - Class A posted a 49.65% cumulative total return for the fiscal year ended March 31, 2004. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, which produced a cumulative total return of 58.15% during the same period. 1 You can find the Fund's performance data in the Performance Summary beginning on page 7.

1. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 13.

                                                               Annual Report | 3

[sidebar]
TOP 10 COUNTRIES
Based on Equity Securities
as of 3/31/04

--------------------------------------
                           % OF TOTAL
                           NET ASSETS
--------------------------------------
  U.K.                          20.7%
--------------------------------------
  Japan                          9.9%
--------------------------------------
  Germany                        6.8%
--------------------------------------
  Hong Kong                      6.5%
--------------------------------------
  France                         6.1%
--------------------------------------
  Switzerland                    5.9%
--------------------------------------
  Sweden                         5.5%
--------------------------------------
  Spain                          5.2%
--------------------------------------
  Netherlands                    4.9%
--------------------------------------
  Finland                        4.2%
--------------------------------------

ECONOMIC AND MARKET OVERVIEW

The global economy expanded during the 12-month period ended March 31, 2004. Economic growth was partially reflected in a synchronized global recovery in corporate profitability. As of the end of 2003, corporate profits in the U.S. and the U.K. reached new highs, up 82% and 29% from their recession lows in 2001. 2 Corporate profits in Japan and Canada were still below recent highs; however, they increased 32% and 47% from their respective recession low points in 2001. 2

An important aspect of this economic recovery is the role China has played as a main driver. In 2003, 80% of the world's export growth resulted from greater demand in China. While Japan's exports to China grew 27% compared with the previous year, U.S. exports grew 54%. 2 As China continued to industrialize and improve its infrastructure (roads, bridges and energy generation), global demand for commodities intensified, leading to higher commodity prices. In 2003, prices for aluminum contracts rose 19% over the previous year, silver 24%, zinc 33%, and copper 50%. 3

Historically, surges in commodity prices have generally coincided with labor shortages and wage inflation, leading to overall inflation and monetary tightening. The current abundant labor supply in the U.S., China and India, and China's ability to provide low-cost products to many large economies, have resulted in less inflationary pressure.

Strong economic growth benefited global equity markets, which underpinned by multi-decade low interest rate levels across the globe, enjoyed tremendous liquidity. On a price basis, the MSCI EAFE Index reached a 12-month high as of the end of March 2004, increasing 53.94% for the year under review. Counting dividends, this index's investment return was 58.15% for the same period. 1 These increases are expressed in U.S. dollars, whose value -- despite a recent stabilization -- declined during the reporting period, thus boosting returns for U.S.-based international investors.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation

2. Source: ISI Group.
3. Sources: Reuters, Commodity Research Bureau Index; London Metal Exchange.

4 |  Annual Report
of the company's long-term earnings, asset value and cash flow potential. We also consider a company's price-to-earnings ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

During the year under review, generally strong performance in most international markets benefited the Fund. Two of the Fund's best performers were media stocks, United Business Media and WPP Group, which rose 171% and 90% during the reporting period. These stocks benefited from renewed corporate advertising spending due to general global economic improvement and expected earnings growth catalysts from the upcoming U.S. election, Olympics and European soccer championships. A technology recovery also contributed to United Business Media's strong performance because a large part of its business is in technology business-to-business media. As a result of this technology recovery, the Fund's information technology sector holdings also performed well. 4 NEC and Hitachi were among our best performers during the period.

We added to positions in the health care sector during the year, increasing the Fund's weighting from 5.4% to 7.3% of total net assets. 5 This sector exemplified how we believe our long-term investment strategy can unlock buying opportunities. Short-term investor focus on drug patent challenges, rising generic drug use, a lack of new products and a difficult Food and Drug Administration approval process seemed to ignore aging demographics, robust longer-term new drug pipelines and what we consider other positive factors for pharmaceutical companies. In late January, Sanofi-Synthelabo made a bid at a significant premium for Aventis, one of our five largest and best-performing holdings. Biotechnology firm CellTech Group also performed well during the Fund's fiscal year as investors recognized the value the company's research and development department might represent to a larger pharmaceutical company seeking to enhance its new drug pipeline.

The Fund remained overweighted in the industrials sector relative to its benchmark index during the 12-month period. 6 Strong performance was broad-based in this sector. Our holdings in aerospace and defense stocks BAE Systems and Rolls-Royce Group recovered from five-year lows experienced in early 2003. Robust defense spending in the wake of the Iraq war and the continued fight against

[SIDEBAR]
TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
as of 3/31/04

-------------------------------------------------------------
                                                 % OF TOTAL
                                                 NET ASSETS
-------------------------------------------------------------
  Oil & Gas                                            6.9%
-------------------------------------------------------------
  Commercial Banks                                     6.6%
-------------------------------------------------------------
  Pharmaceuticals                                      5.9%
-------------------------------------------------------------
  Insurance                                            5.6%
-------------------------------------------------------------
  Electric Utilities                                   5.5%
-------------------------------------------------------------
  Diversified Telecommunication Services               4.9%
-------------------------------------------------------------
  Commercial Services & Supplies                       4.2%
-------------------------------------------------------------
  Household Durables                                   3.8%
-------------------------------------------------------------
  Paper & Forest Products                              3.6%
-------------------------------------------------------------
  Food Products                                        3.3%
-------------------------------------------------------------

4. The information technology sector comprises computers & peripherals and electronic equipment & instruments in the SOI.
5. The health care sector comprises biotechnology and pharmaceuticals in the SOI.
6. The industrials sector comprises aerospace & defense, air freight & logistics, airlines, building products, commercial services & supplies, electrical equipment, industrial conglomerates, and machinery in the SOI.

                                                               Annual Report | 5

[SIDEBAR]
TOP 10 EQUITY HOLDINGS
3/31/04

----------------------------------------------------------
  COMPANY                                     % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY                    NET ASSETS
----------------------------------------------------------
  Aventis SA                                        2.2%
   PHARMACEUTICALS, FRANCE
----------------------------------------------------------
  Hitachi Ltd.                                      2.2%
   ELECTRONIC EQUIPMENT & INSTRUMENTS,
   JAPAN
----------------------------------------------------------
  Nippon Telegraph & Telephone Corp.                2.1%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   JAPAN
----------------------------------------------------------
  Sony Corp.                                        2.0%
   HOUSEHOLD DURABLES, JAPAN
----------------------------------------------------------
  Eni SpA                                           2.0%
   OIL & GAS, ITALY
----------------------------------------------------------
  Koninklijke Philips Electronics NV                1.8%
   HOUSEHOLD DURABLES, NETHERLANDS
----------------------------------------------------------
  UBS AG                                            1.6%
   CAPITAL MARKETS, SWITZERLAND
----------------------------------------------------------
  CLP Holdings Ltd.                                 1.6%
   ELECTRIC UTILITIES, HONG KONG
----------------------------------------------------------
  BHP Billiton PLC                                  1.5%
   METALS & MINING, U.K.
----------------------------------------------------------
  Deutsche Post AG                                  1.5%
   AIR FREIGHT & LOGISTICS, GERMANY
----------------------------------------------------------

terrorism, as well as increasing new aircraft orders by healthier airlines in a recovering aerospace industry, appeared to give investors confidence. Commercial services and supplies companies such as ISS and Securitas also performed well.

Our holdings and overweighted position in Hong Kong relative to our benchmark were less positive for the Fund during the reporting period, but we still remain confident in them. Despite Hong Kong's proximity and connection with China and its vigorous economy, Hong Kong's economy and property sector, which strongly influences its market, remained under pressure. However, Hong Kong's property sector has continued to show signs of significant improvement as of fiscal year-end.

The Fund's weakest sector was consumer staples, where food products industry leader Unilever struggled to achieve revenue growth targets. We were surprised by the market's strong initial negative reaction to Unilever's announced lower revenue goals, despite the company's effective restructuring and earnings growth. However, we also remain confident in the long-term potential of this holding.

Thank you for your continued participation in Templeton International (Ex EM) Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]
/S/Lisa F. Myers

Lisa F. Myers, JD, CFA

[PHOTO OMITTED]
/S/Jeffrey A. Everett

Jeffrey A. Everett, CFA

Portfolio Management Team
Templeton International (Ex EM) Fund

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

6 |  Annual Report

Performance Summary as of 3/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------
  CLASS A                                  CHANGE  3/31/04  3/31/03
---------------------------------------------------------------------
  Net Asset Value (NAV)                    +$4.24   $12.99    $8.75
---------------------------------------------------------------------
  DISTRIBUTIONS (4/1/03-3/31/04)
---------------------------------------------------------------------
  Dividend Income                 $0.1038
---------------------------------------------------------------------
  CLASS C                                  CHANGE  3/31/04  3/31/03
---------------------------------------------------------------------
  Net Asset Value (NAV)                    +$4.17   $12.82    $8.65
---------------------------------------------------------------------
  DISTRIBUTIONS (4/1/03-3/31/04)
---------------------------------------------------------------------
  Dividend Income                 $0.0419
---------------------------------------------------------------------
  ADVISOR CLASS                            CHANGE  3/31/04  3/31/03
---------------------------------------------------------------------
  Net Asset Value (NAV)                    +$4.27   $13.03    $8.76
---------------------------------------------------------------------
  DISTRIBUTIONS (4/1/03-3/31/04)
---------------------------------------------------------------------
  Dividend Income                 $0.1399
---------------------------------------------------------------------

PERFORMANCE 1

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------
  CLASS A                          1-YEAR    5-YEAR   INCEPTION (5/8/95)
--------------------------------------------------------------------------------
  Cumulative Total Return 2        49.65%    23.65%         86.23%
--------------------------------------------------------------------------------
  Average Annual Total Return 3    41.10%     3.11%          6.53%
--------------------------------------------------------------------------------
  Value of $10,000 Investment 4   $14,110   $11,653        $17,553
--------------------------------------------------------------------------------
  CLASS C                          1-YEAR    5-YEAR   INCEPTION (5/8/95)
--------------------------------------------------------------------------------
  Cumulative Total Return 2        48.78%    19.97%         76.06%
--------------------------------------------------------------------------------
  Average Annual Total Return 3    47.78%     3.71%          6.56%
--------------------------------------------------------------------------------
  Value of $10,000 Investment 4   $14,778   $11,997        $17,606
--------------------------------------------------------------------------------
  ADVISOR CLASS 5                  1-YEAR    5-YEAR   INCEPTION (5/8/95)
--------------------------------------------------------------------------------
  Cumulative Total Return 2        50.46%    25.65%         93.06%
--------------------------------------------------------------------------------
  Average Annual Total Return 3    50.46%     4.67%          7.67%
--------------------------------------------------------------------------------
  Value of $10,000 Investment 4   $15,046   $12,565        $19,306
--------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

         Annual Report | Past performance does not guarantee future results. | 7

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
  CLASS A                     3/31/04
---------------------------------------
  1-Year                       41.10%
---------------------------------------
  5-Year                        3.11%
---------------------------------------
  Since Inception (5/8/95)      6.53%
---------------------------------------

[GRAPHIC OMITTED]
The following line graph compares the performance of Templeton International (Ex
EM) Fund - Class A with that of the MSCI EAFE Index, 6 based on a $10,000 investment from 5/8/95 to 3/31/04.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
                     Templeton
               International (Ex EM)
                   Fund-Class A        MSCI EAFE Index 6
05/08/95              $9,425                $10,000
05/31/95              $9,444                 $9,913
06/30/95              $9,416                 $9,742
07/31/95              $9,472                $10,351
08/31/95              $9,491                 $9,959
09/30/95              $9,312                $10,156
10/31/95              $9,171                 $9,886
11/30/95              $9,142                $10,163
12/31/95              $9,284                $10,575
01/31/96              $9,877                $10,621
02/29/96             $10,028                $10,660
03/31/96              $9,793                $10,889
04/30/96              $9,906                $11,208
05/31/96             $10,066                $11,005
06/30/96             $10,170                $11,069
07/31/96              $9,924                $10,749
08/31/96             $10,407                $10,775
09/30/96             $10,445                $11,064
10/31/96             $10,643                $10,953
11/30/96             $10,908                $11,392
12/31/96             $11,271                $11,248
01/31/97             $11,725                $10,857
02/28/97             $11,831                $11,037
03/31/97             $11,918                $11,080
04/30/97             $11,754                $11,141
05/31/97             $11,956                $11,869
06/30/97             $12,493                $12,527
07/31/97             $12,881                $12,732
08/31/97             $12,622                $11,783
09/30/97             $13,597                $12,446
10/31/97             $13,120                $11,492
11/30/97             $12,981                $11,378
12/31/97             $13,033                $11,480
01/31/98             $13,183                $12,007
02/28/98             $14,105                $12,781
03/31/98             $15,284                $13,177
04/30/98             $15,595                $13,284
05/31/98             $15,679                $13,223
06/30/98             $15,280                $13,326
07/31/98             $15,139                $13,464
08/31/98             $13,389                $11,799
09/30/98             $12,524                $11,440
10/31/98             $13,313                $12,636
11/30/98             $13,702                $13,286
12/31/98             $13,757                $13,814
01/31/99             $13,633                $13,776
02/28/99             $13,712                $13,451
03/31/99             $14,196                $14,016
04/30/99             $15,491                $14,587
05/31/99             $14,904                $13,839
06/30/99             $15,433                $14,382
07/31/99             $16,045                $14,812
08/31/99             $16,268                $14,870
09/30/99             $15,857                $15,023
10/31/99             $15,527                $15,589
11/30/99             $15,857                $16,134
12/31/99             $16,946                $17,585
01/31/00             $15,584                $16,471
02/29/00             $14,957                $16,917
03/31/00             $15,560                $17,576
04/30/00             $15,258                $16,654
05/31/00             $15,531                $16,251
06/30/00             $15,990                $16,890
07/31/00             $15,799                $16,185
08/31/00             $15,748                $16,329
09/30/00             $15,174                $15,537
10/31/00             $15,059                $15,173
11/30/00             $15,467                $14,608
12/31/00             $16,548                $15,130
01/31/01             $16,457                $15,123
02/28/01             $16,183                $13,991
03/31/01             $15,033                $13,064
04/30/01             $15,830                $13,980
05/31/01             $15,868                $13,498
06/30/01             $15,633                $12,951
07/31/01             $15,332                $12,717
08/31/01             $15,319                $12,397
09/30/01             $13,514                $11,144
10/31/01             $13,971                $11,429
11/30/01             $14,560                $11,851
12/31/01             $14,671                $11,922
01/31/02             $14,129                $11,289
02/28/02             $14,274                $11,369
03/31/02             $15,187                $11,990
04/30/02             $15,425                $12,077
05/31/02             $15,844                $12,240
06/30/02             $15,300                $11,758
07/31/02             $13,772                $10,598
08/31/02             $13,600                $10,576
09/30/02             $12,099                 $9,443
10/31/02             $12,763                 $9,951
11/30/02             $13,308                $10,404
12/31/02             $12,761                $10,055
01/31/03             $12,359                 $9,636
02/28/03             $11,997                 $9,416
03/31/03             $11,729                 $9,238
04/30/03             $12,936                $10,154
05/31/03             $13,720                $10,779
06/30/03             $13,935                $11,045
07/31/03             $14,391                $11,314
08/31/03             $14,767                $11,590
09/30/03             $14,901                $11,949
10/31/03             $15,774                $12,695
11/30/03             $16,002                $12,979
12/31/03             $17,052                $13,993
01/31/04             $17,377                $14,192
02/29/04             $17,783                $14,522
03/31/04             $17,553                $14,610

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
  CLASS C                     3/31/04
---------------------------------------
  1-Year                       47.78%
---------------------------------------
  5-Year                        3.71%
---------------------------------------
  Since Inception (5/8/95)      6.56%
---------------------------------------

[GRAPHIC OMITTED]
The following line graph compares the performance of Templeton International (Ex
EM) Fund - Class C with that of the MSCI EAFE Index, 6 based on a $10,000 investment from 5/8/95 to 3/31/04.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
                     Templeton
               International (Ex EM)
                   Fund-Class C        MSCI EAFE Index 6
05/08/95             $10,000                $10,000
05/31/95             $10,010                 $9,913
06/30/95              $9,980                 $9,742
07/31/95             $10,040                $10,351
08/31/95             $10,050                 $9,959
09/30/95              $9,860                $10,156
10/31/95              $9,700                 $9,886
11/30/95              $9,670                $10,163
12/31/95              $9,810                $10,575
01/31/96             $10,420                $10,621
02/29/96             $10,580                $10,660
03/31/96             $10,320                $10,889
04/30/96             $10,440                $11,208
05/31/96             $10,605                $11,005
06/30/96             $10,705                $11,069
07/31/96             $10,425                $10,749
08/31/96             $10,925                $10,775
09/30/96             $10,955                $11,064
10/31/96             $11,165                $10,953
11/30/96             $11,436                $11,392
12/31/96             $11,809                $11,248
01/31/97             $12,277                $10,857
02/28/97             $12,378                $11,037
03/31/97             $12,470                $11,080
04/30/97             $12,287                $11,141
05/31/97             $12,502                $11,869
06/30/97             $13,046                $12,527
07/31/97             $13,443                $12,732
08/31/97             $13,171                $11,783
09/30/97             $14,176                $12,446
10/31/97             $13,673                $11,492
11/30/97             $13,548                $11,378
12/31/97             $13,603                $11,480
01/31/98             $13,749                $12,007
02/28/98             $14,692                $12,781
03/31/98             $15,905                $13,177
04/30/98             $16,220                $13,284
05/31/98             $16,285                $13,223
06/30/98             $15,867                $13,326
07/31/98             $15,708                $13,464
08/31/98             $13,875                $11,799
09/30/98             $12,981                $11,440
10/31/98             $13,773                $12,636
11/30/98             $14,192                $13,286
12/31/98             $14,229                $13,814
01/31/99             $14,100                $13,776
02/28/99             $14,182                $13,451
03/31/99             $14,675                $14,016
04/30/99             $16,003                $14,587
05/31/99             $15,390                $13,839
06/30/99             $15,930                $14,382
07/31/99             $16,555                $14,812
08/31/99             $16,776                $14,870
09/30/99             $16,347                $15,023
10/31/99             $16,004                $15,589
11/30/99             $16,335                $16,134
12/31/99             $17,434                $17,585
01/31/00             $16,032                $16,471
02/29/00             $15,369                $16,917
03/31/00             $15,995                $17,576
04/30/00             $15,657                $16,654
05/31/00             $15,940                $16,251
06/30/00             $16,403                $16,890
07/31/00             $16,191                $16,185
08/31/00             $16,138                $16,329
09/30/00             $15,543                $15,537
10/31/00             $15,411                $15,173
11/30/00             $15,834                $14,608
12/31/00             $16,921                $15,130
01/31/01             $16,826                $15,123
02/28/01             $16,529                $13,991
03/31/01             $15,355                $13,064
04/30/01             $16,152                $13,980
05/31/01             $16,179                $13,498
06/30/01             $15,936                $12,951
07/31/01             $15,612                $12,717
08/31/01             $15,599                $12,397
09/30/01             $13,764                $11,144
10/31/01             $14,209                $11,429
11/30/01             $14,803                $11,851
12/31/01             $14,910                $11,922
01/31/02             $14,353                $11,289
02/28/02             $14,502                $11,369
03/31/02             $15,413                $11,990
04/30/02             $15,657                $12,077
05/31/02             $16,069                $12,240
06/30/02             $15,510                $11,758
07/31/02             $13,956                $10,598
08/31/02             $13,766                $10,576
09/30/02             $12,239                 $9,443
10/31/02             $12,907                 $9,951
11/30/02             $13,439                $10,404
12/31/02             $12,888                $10,055
01/31/03             $12,477                 $9,636
02/28/03             $12,107                 $9,416
03/31/03             $11,833                 $9,238
04/30/03             $13,052                $10,154
05/31/03             $13,834                $10,779
06/30/03             $14,039                $11,045
07/31/03             $14,491                $11,314
08/31/03             $14,861                $11,590
09/30/03             $14,970                $11,949
10/31/03             $15,874                $12,695
11/30/03             $16,080                $12,979
12/31/03             $17,139                $13,993
01/31/04             $17,441                $14,192
02/29/04             $17,854                $14,522
03/31/04             $17,606                $14,610

8 |  Past performance does not guarantee future results.  |  Annual Report

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
  ADVISOR CLASS 5             3/31/04
---------------------------------------
  1-Year                       50.46%
---------------------------------------
  5-Year                        4.67%
---------------------------------------
  Since Inception (5/8/95)      7.67%
---------------------------------------

[GRAPHIC OMITTED]
The following line graph compares the performance of Templeton International (Ex
EM) Fund - Advisor Class 5 with that of the MSCI EAFE Index, 6 based on a $10,000 investment from 5/8/95 to 3/31/04.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
                     Templeton
               International (Ex EM)
                 Fund-Advisor Class     MSCI EAFE Index 6
05/08/95             $10,000                $10,000
05/31/95             $10,020                 $9,913
06/30/95              $9,990                 $9,742
07/31/95             $10,050                $10,351
08/31/95             $10,070                 $9,959
09/30/95              $9,880                $10,156
10/31/95              $9,730                 $9,886
11/30/95              $9,700                $10,163
12/31/95              $9,850                $10,575
01/31/96             $10,480                $10,621
02/29/96             $10,640                $10,660
03/31/96             $10,390                $10,889
04/30/96             $10,510                $11,208
05/31/96             $10,680                $11,005
06/30/96             $10,791                $11,069
07/31/96             $10,530                $10,749
08/31/96             $11,042                $10,775
09/30/96             $11,082                $11,064
10/31/96             $11,293                $10,953
11/30/96             $11,574                $11,392
12/31/96             $11,959                $11,248
01/31/97             $12,569                $10,857
02/28/97             $12,682                $11,037
03/31/97             $12,786                $11,080
04/30/97             $12,620                $11,141
05/31/97             $12,837                $11,869
06/30/97             $13,423                $12,527
07/31/97             $13,850                $12,732
08/31/97             $13,572                $11,783
09/30/97             $14,629                $12,446
10/31/97             $14,117                $11,492
11/30/97             $13,988                $11,378
12/31/97             $14,059                $11,480
01/31/98             $14,220                $12,007
02/28/98             $15,211                $12,781
03/31/98             $16,479                $13,177
04/30/98             $16,836                $13,284
05/31/98             $16,909                $13,223
06/30/98             $16,491                $13,326
07/31/98             $16,340                $13,464
08/31/98             $14,457                $11,799
09/30/98             $13,528                $11,440
10/31/98             $14,376                $12,636
11/30/98             $14,806                $13,286
12/31/98             $14,867                $13,814
01/31/99             $14,734                $13,776
02/28/99             $14,831                $13,451
03/31/99             $15,365                $14,016
04/30/99             $16,773                $14,587
05/31/99             $16,143                $13,839
06/30/99             $16,713                $14,382
07/31/99             $17,399                $14,812
08/31/99             $17,640                $14,870
09/30/99             $17,196                $15,023
10/31/99             $16,829                $15,589
11/30/99             $17,196                $16,134
12/31/99             $18,372                $17,585
01/31/00             $16,911                $16,471
02/29/00             $16,220                $16,917
03/31/00             $16,885                $17,576
04/30/00             $16,560                $16,654
05/31/00             $16,860                $16,251
06/30/00             $17,371                $16,890
07/31/00             $17,164                $16,185
08/31/00             $17,108                $16,329
09/30/00             $16,501                $15,537
10/31/00             $16,377                $15,173
11/30/00             $16,846                $14,608
12/31/00             $18,016                $15,130
01/31/01             $17,931                $15,123
02/28/01             $17,619                $13,991
03/31/01             $16,384                $13,064
04/30/01             $17,250                $13,980
05/31/01             $17,305                $13,498
06/30/01             $17,049                $12,951
07/31/01             $16,723                $12,717
08/31/01             $16,723                $12,397
09/30/01             $14,760                $11,144
10/31/01             $15,257                $11,429
11/30/01             $15,897                $11,851
12/31/01             $16,034                $11,922
01/31/02             $15,428                $11,289
02/28/02             $15,587                $11,369
03/31/02             $16,596                $11,990
04/30/02             $16,871                $12,077
05/31/02             $17,326                $12,240
06/30/02             $16,732                $11,758
07/31/02             $15,081                $10,598
08/31/02             $14,878                $10,576
09/30/02             $13,241                 $9,443
10/31/02             $13,950                 $9,951
11/30/02             $14,558                $10,404
12/31/02             $13,961                $10,055
01/31/03             $13,536                 $9,636
02/28/03             $13,125                 $9,416
03/31/03             $12,832                 $9,238
04/30/03             $14,180                $10,154
05/31/03             $15,049                $10,779
06/30/03             $15,285                $11,045
07/31/03             $15,799                $11,314
08/31/03             $16,210                $11,590
09/30/03             $16,358                $11,949
10/31/03             $17,342                $12,695
11/30/03             $17,592                $12,979
12/31/03             $18,756                $13,993
01/31/04             $19,113                $14,192
02/29/04             $19,573                $14,522
03/31/04             $19,306                $14,610

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to a limited class of investors.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 61.44% and 6.83%.
6. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

         Annual Report | Past performance does not guarantee future results. | 9

Templeton International (Ex EM) Fund

FINANCIAL HIGHLIGHTS

                                                                       ---------------------------------------------------------
                                                                                         YEAR ENDED MARCH 31,
CLASS A                                                                   2004         2003       2002        2001        2000
                                                                       ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................    $8.75       $11.48     $11.51      $12.91      $12.61
                                                                       ---------------------------------------------------------
Income from investment operations:
 Net investment income a ............................................      .14          .10        .19         .23         .27
 Net realized and unrealized gains (losses) .........................     4.19        (2.69)      (.07)       (.64)        .94
                                                                       ---------------------------------------------------------
Total from investment operations ....................................     4.33        (2.59)       .12        (.41)       1.21
                                                                       ---------------------------------------------------------
Less distributions from:
 Net investment income ..............................................     (.10)        (.14)      (.15)       (.24)       (.29)
 Net realized gains .................................................       --           --         --        (.75)       (.62)
                                                                       ---------------------------------------------------------
Total distributions .................................................     (.10)        (.14)      (.15)       (.99)       (.91)
                                                                       ---------------------------------------------------------
Redemption fees .....................................................      .01           --         --          --          --
                                                                       ---------------------------------------------------------
Net asset value, end of year ........................................   $12.99        $8.75     $11.48      $11.51      $12.91
                                                                       =========================================================

Total return b ......................................................   49.65%     (22.77)%      1.02%     (3.38)%       9.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................  $39,091      $25,894    $32,586     $35,486     $40,201
Ratios to average net assets:
 Expenses ...........................................................    1.75%        1.81%      1.82%       1.82%       1.86%
 Net investment income ..............................................    1.23%        1.02%      1.69%       1.85%       2.03%
Portfolio turnover rate .............................................   23.62%       19.05%     31.28%      42.06%      61.73%

aBased on average daily shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

10 |  Annual Report

Templeton International (Ex EM) Fund

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                       ---------------------------------------------------------
                                                                                         YEAR ENDED MARCH 31,
CLASS C                                                                   2004         2003       2002        2001        2000
                                                                       ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................    $8.65       $11.34     $11.38      $12.78      $12.49
                                                                       ---------------------------------------------------------
Income from investment operations:
 Net investment income a ............................................      .06          .04        .11         .15         .18
 Net realized and unrealized gains (losses) .........................     4.14        (2.65)      (.07)       (.64)        .95
                                                                       ---------------------------------------------------------
Total from investment operations                                          4.20        (2.61)       .04        (.49)       1.13
                                                                       ---------------------------------------------------------
Less distributions from:
 Net investment income ..............................................     (.04)        (.08)      (.08)       (.16)       (.22)
 Net realized gains .................................................       --           --         --        (.75)       (.62)
                                                                       ---------------------------------------------------------
Total distributions .................................................     (.04)        (.08)      (.08)       (.91)       (.84)
                                                                       ---------------------------------------------------------
Redemption fees .....................................................      .01           --         --          --          --
                                                                       ---------------------------------------------------------
Net asset value, end of year ........................................   $12.82        $8.65     $11.34      $11.38      $12.78
                                                                       =========================================================

Total return b ......................................................   48.78%     (23.22)%       .37%     (4.00)%       8.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................  $24,359      $14,372    $16,243     $11,756     $14,051
Ratios to average net assets:
 Expenses ...........................................................    2.40%        2.44%      2.46%       2.46%       2.49%
 Net investment income ..............................................     .58%         .39%       .97%       1.25%       1.34%
Portfolio turnover rate .............................................   23.62%       19.05%     31.28%      42.06%      61.73%

aBased on average daily shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

                                                              Annual Report | 11

Templeton International (Ex EM) Fund

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                       ---------------------------------------------------------
                                                                                         YEAR ENDED MARCH 31,
ADVISOR CLASS                                                             2004         2003       2002        2001        2000
                                                                       ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................    $8.76       $11.51     $11.55      $12.95      $12.66
                                                                       ---------------------------------------------------------
Income from investment operations:
 Net investment income a ............................................      .20          .14        .22         .39         .26
 Net realized and unrealized gains (losses) .........................     4.20        (2.72)      (.07)       (.75)       1.00
                                                                       ---------------------------------------------------------
Total from investment operations                                          4.40        (2.58)       .15        (.36)       1.26
                                                                       ---------------------------------------------------------
Less distributions from:
 Net investment income ..............................................     (.14)        (.17)      (.19)       (.29)       (.35)
 Net realized gains .................................................       --           --         --        (.75)       (.62)
                                                                       ---------------------------------------------------------
Total distributions                                                       (.14)        (.17)      (.19)      (1.04)       (.97)
                                                                       ---------------------------------------------------------
Redemption fees .....................................................      .01           --         --          --          --
                                                                       ---------------------------------------------------------
Net asset value, end of year ........................................   $13.03        $8.76     $11.51      $11.55      $12.95
                                                                       =========================================================

Total return b ......................................................   50.46%     (22.69)%      1.30%     (2.97)%       9.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................     $303         $276       $334        $261        $544
Ratios to average net assets:
 Expenses ...........................................................    1.40%        1.47%      1.47%       1.47%       1.51%
 Net investment income ..............................................    1.58%        1.36%      1.96%       3.19%       1.93%
Portfolio turnover rate .............................................   23.62%       19.05%     31.28%      42.06%      61.73%

aBased on average daily shares outstanding.
bTotal return is not annualized for periods less than one year.

12 |  See notes to financial statements.  |  Annual Report

Templeton International (Ex EM) Fund

STATEMENT OF INVESTMENTS, MARCH 31, 2004

------------------------------------------------------------------------------------------------------------------------------------
                                                                     INDUSTRY                         SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------

  COMMON STOCKS 88.7%
  AUSTRALIA 2.6%
  APN News & Media Ltd. ...........................                    Media                         146,730           $   427,922
  Australia & New Zealand Banking Group Ltd. ......              Commercial Banks                     36,723               531,567
  Australia & New Zealand
  Banking Group Ltd., 144A ........................              Commercial Banks                      6,478                93,769
  Qantas Airways Ltd. .............................                  Airlines                        227,693               592,770
                                                                                                                       ------------
                                                                                                                         1,646,028
                                                                                                                       ------------

  BERMUDA 1.9%
  Ace Ltd. ........................................                  Insurance                        15,790               673,601
  XL Capital Ltd., A ..............................                  Insurance                         7,000               532,280
                                                                                                                       ------------
                                                                                                                         1,205,881
                                                                                                                       ------------
  CANADA 3.2%
  Abitibi-Consolidated Inc. .......................           Paper & Forest Products                 51,920               368,586
  Barrick Gold Corp. ..............................               Metals & Mining                     18,310               431,889
  BCE Inc. ........................................   Diversified Telecommunication Services          29,155               612,050
  Quebecor World Inc. .............................       Commercial Services & Supplies              15,140               279,357
  TransCanada Corp. ...............................                Gas Utilities                      14,876               320,101
                                                                                                                       ------------
                                                                                                                         2,011,983
                                                                                                                       ------------
  DENMARK 2.1%
a ISS A/S .........................................       Commercial Services & Supplies              14,178               726,657
  Vestas Wind Systems AS ..........................            Electrical Equipment                   37,200               595,617
                                                                                                                       ------------
                                                                                                                         1,322,274
                                                                                                                       ------------
  FINLAND 4.2%
  Metso OYJ .......................................                  Machinery                        38,109               512,341
  Sampo OYJ, A ....................................                  Insurance                        55,930               652,954
  Stora Enso OYJ, R (EUR/FIM Traded) ..............           Paper & Forest Products                 65,880               829,026
  UPM-Kymmene Corp. ...............................           Paper & Forest Products                 35,890               657,164
                                                                                                                       ------------
                                                                                                                         2,651,485
                                                                                                                       ------------
  FRANCE 6.0%
  Aventis SA ......................................               Pharmaceuticals                     18,600             1,429,732
  AXA SA ..........................................                  Insurance                        30,790               642,483
  Galeries Lafayette SA ...........................              Multiline Retail                      1,972               338,304
  Suez SA .........................................     Multi-Utilities & Unregulated Power           27,460               560,849
  Total SA, B .....................................                  Oil & Gas                         2,900               532,430
  Unibail Holding .................................                 Real Estate                        3,370               352,224
                                                                                                                       ------------
                                                                                                                         3,856,022
                                                                                                                       ------------
  GERMANY 5.9%
  Adidas-Salomon AG ...............................       Textiles Apparel & Luxury Goods              4,110               476,286
  BASF AG .........................................                  Chemicals                        13,020               661,608
  Bayer AG, Br. ...................................                  Chemicals                        19,380               475,129
  Deutsche Post AG ................................           Air Freight & Logistics                 42,860               960,181
  E.ON AG .........................................             Electric Utilities                    14,010               924,542
  Volkswagen AG ...................................                 Automobiles                        5,380               235,368
                                                                                                                       ------------
                                                                                                                         3,733,114
                                                                                                                       ------------

                                                              Annual Report | 13

Templeton International (Ex EM) Fund

STATEMENT OF INVESTMENTS, MARCH 31, 2004 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                     INDUSTRY                         SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  HONG KONG 6.5%
  Cheung Kong Holdings Ltd. .......................                 Real Estate                       96,000           $   807,075
  Cheung Kong Infrastructure Holdings Ltd. ........           Construction Materials                 160,000               387,108
  CLP Holdings Ltd. ...............................             Electric Utilities                   178,800               993,703
  Fountain Set Holdings Ltd. ......................       Textiles Apparel & Luxury Goods            860,000               634,699
  Hutchison Whampoa Ltd. ..........................          Industrial Conglomerates                111,000               797,833
  Swire Pacific Ltd., A ...........................       Diversified Financial Services              79,000               534,873
                                                                                                                       ------------
                                                                                                                         4,155,291
                                                                                                                       ------------
  ITALY 2.0%
  Eni SpA .........................................                  Oil & Gas                        63,210             1,270,818
                                                                                                                        ------------
  JAPAN 9.9%
  Denso Corp. .....................................               Auto Components                     32,000               728,985
  Hitachi Ltd. ....................................     Electronic Equipment & Instruments           179,000             1,388,504
  NEC Corp. .......................................           Computers & Peripherals                 67,000               551,276
  Nippon Telegraph & Telephone Corp. ..............   Diversified Telecommunication Services             232             1,315,711
  Nomura Holdings Inc. ............................               Capital Markets                     38,000               692,171
  Sompo Japan Insurance Inc. ......................                  Insurance                        31,000               332,542
  Sony Corp. ......................................             Household Durables                    30,640             1,284,091
                                                                                                                       ------------
                                                                                                                         6,293,280
                                                                                                                       ------------
  NETHERLANDS 4.9%
  Akzo Nobel NV ...................................                  Chemicals                        19,240               706,244
  ING Groep NV ....................................       Diversified Financial Services              31,826               699,300
  Koninklijke Philips Electronics NV ..............             Household Durables                    39,710             1,148,249
  Rodamco Europe NV ...............................       Diversified Financial Services               9,270               591,237
                                                                                                                       ------------
                                                                                                                         3,145,030
                                                                                                                       ------------
  NEW ZEALAND .5%
  Telecom Corp. of New Zealand Ltd. ...............   Diversified Telecommunication Services          78,918               305,255
                                                                                                                       ------------
  NORWAY .8%
  Norsk Hydro ASA .................................                  Oil & Gas                         7,641               480,773
a Yara International ..............................                  Chemicals                         7,641                55,422
                                                                                                                       ------------
                                                                                                                           536,195
                                                                                                                       ------------
  SINGAPORE .9%
  DBS Group Holdings Ltd. .........................              Commercial Banks                     64,000               549,799
                                                                                                                       ------------
  SPAIN 5.2%
  Endesa SA .......................................             Electric Utilities                    34,875               634,293
  Iberdrola SA, Br. ...............................             Electric Utilities                    46,430               958,567
  Repsol YPF SA ...................................                  Oil & Gas                        40,000               828,766
a Telefonica SA ...................................   Diversified Telecommunication Services          60,570               916,284
                                                                                                                       ------------
                                                                                                                         3,337,910
                                                                                                                       ------------

14 |  Annual Report

Templeton International (Ex EM) Fund

STATEMENT OF INVESTMENTS, MARCH 31, 2004 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                     INDUSTRY                         SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  SWEDEN 5.5%
  Atlas Copco AB, A ...............................                  Machinery                        11,500           $   408,683
  Foreningssparbanken AB, A .......................              Commercial Banks                     29,070               539,668
  Holmen Aktiebolag AB, B .........................           Paper & Forest Products                 15,081               423,955
  Nordea Bank AB (EUR Traded) .....................              Commercial Banks                     66,420               453,586
  Saab AB, B ......................................             Aerospace & Defense                   21,920               287,760
  Securitas AB, B .................................       Commercial Services & Supplies              47,300               683,662
  Volvo AB, B .....................................                  Machinery                        22,262               733,575
                                                                                                                       ------------
                                                                                                                         3,530,889
                                                                                                                       ------------
  SWITZERLAND 5.9%
  Adecco SA .......................................       Commercial Services & Supplies               5,860               323,795
  Nestle SA .......................................                Food Products                       3,670               935,714
  Novartis AG .....................................               Pharmaceuticals                     18,270               775,882
  Swiss Reinsurance Co. ...........................                  Insurance                        10,380               715,297
  UBS AG ..........................................               Capital Markets                     14,020             1,041,388
                                                                                                                       ------------
                                                                                                                         3,792,076
                                                                                                                       ------------
  UNITED KINGDOM 20.7%
  Abbey National PLC ..............................              Commercial Banks                     95,613               799,543
  BAE Systems PLC .................................             Aerospace & Defense                  227,915               841,942
  BHP Billiton PLC ................................               Metals & Mining                    105,789               964,352
  BP PLC ..........................................                  Oil & Gas                        77,437               648,973
  Brambles Industries PLC .........................       Commercial Services & Supplies              87,230               344,280
  Cadbury Schweppes PLC ...........................                Food Products                      44,580               351,488
a CellTech Group PLC ..............................                Biotechnology                     104,450               893,596
  GlaxoSmithKline PLC .............................               Pharmaceuticals                     43,254               849,006
  Heywood Williams Group PLC ......................              Building Products                   175,700               240,570
  HSBC Holdings PLC ...............................              Commercial Banks                     40,873               616,418
  Lloyds TSB Group PLC ............................              Commercial Banks                     82,249               625,057
  Marks & Spencer Group PLC .......................              Multiline Retail                     80,038               409,671
  Pearson PLC .....................................                    Media                          56,740               644,974
  Rentokil Initial PLC ............................       Commercial Services & Supplies              88,010               294,790
  Rolls-Royce Group PLC ...........................             Aerospace & Defense                  164,528               680,355
a Rolls-Royce Group PLC, B ........................             Aerospace & Defense               11,020,400                20,254
  Shell Transport & Trading Co. PLC ...............                  Oil & Gas                        94,185               615,368
a Shire Pharmaceuticals Group PLC .................               Pharmaceuticals                     70,700               689,965
  Smiths Group PLC ................................          Industrial Conglomerates                 75,660               891,328
  Unilever PLC ....................................                Food Products                      79,701               788,793
  United Business Media PLC .......................                    Media                          75,760               689,221
  WPP Group PLC ...................................                    Media                          30,920               312,831
                                                                                                                       ------------
                                                                                                                        13,212,775
                                                                                                                       ------------
  TOTAL COMMON STOCKS (COST $49,129,306) ..........                                                                     56,556,105
                                                                                                                       ------------

                                                              Annual Report | 15

Templeton International (Ex EM) Fund

STATEMENT OF INVESTMENTS, MARCH 31, 2004 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                     INDUSTRY                         SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------
  PREFERRED STOCKS (COST $573,828) .9%
  GERMANY .9%
  Volkswagen AG, pfd. .............................                 Automobiles                       20,260           $   600,027
                                                                                                                       ------------

                                                                                               ---------------------
                                                                                                PRINCIPAL AMOUNTS b
                                                                                               ---------------------
  BONDS & NOTES 1.6%
  AUSTRALIA .4%
  Queensland Treasury Corp., 6.00%, 8/14/13 .......                                                 330,000  AUD           258,263
                                                                                                                       ------------
  FRANCE .1%
  Axa SA, cvt., zero cpn., 12/21/04 ...............                                                  24,531  EUR            37,712
                                                                                                                       ------------
  NEW ZEALAND .4%
  Government of New Zealand, 6.50%, 4/15/13 .......                                                 380,000  NZD           265,930
                                                                                                                       ------------
  SWEDEN .7%
  Kingdom of Sweden,
     6.50%, 5/05/08 ...............................                                                 820,000  SEK           122,218
     5.50%, 10/08/12 ..............................                                               2,300,000  SEK           335,410
                                                                                                                       ------------
                                                                                                                           457,628
                                                                                                                       ------------
  TOTAL BONDS & NOTES (COST $941,641) .............                                                                      1,019,533
                                                                                                                       ------------
  SHORT TERM INVESTMENTS (COST $4,688,585) 7.4%

  UNITED STATES 7.4%
  U.S. Treasury Bills, 0.852% to 0.937%, with
   maturities to 6/24/04 ..........................                                                4,694,000             4,688,751
                                                                                                                       ------------
  TOTAL INVESTMENTS (COST $55,333,360) 98.6% ......                                                                     62,864,416
  OTHER ASSETS, LESS LIABILITIES 1.4% .............                                                                        888,672
                                                                                                                       ------------
  NET ASSETS 100.0% ...............................                                                                    $63,753,088
                                                                                                                       =========-==

CURRENCY ABBREVIATIONS: | AUD - Australian Dollar | EUR - Euro | FIM - Finnish
                        Markka | NZD - New Zealand Dollar | SEK - Swedish Krona

aNon-income producing.
bThe principal amount is stated in U.S. dollars unless otherwise indicated.

16 |  See notes to financial statements.  |  Annual Report

Templeton International (Ex EM) Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2004

Assets:
 Investments in securities:
  Cost ........................................................  $55,333,360
                                                                 ============
  Value .......................................................   62,864,416
 Cash .........................................................        3,626
 Foreign currency, at value (cost $624,878) ...................      677,451
Receivables:
  Capital shares sold .........................................       70,801
  Dividends and interest ......................................      356,011
                                                                 ------------
      Total assets ............................................   63,972,305
                                                                 ------------
Liabilities:
 Payables:
  Capital shares redeemed .....................................       43,046
  Affiliates ..................................................      127,526
 Other liabilities ............................................       48,645
                                                                 ------------
      Total liabilities .......................................      219,217
                                                                 ------------
        Net assets, at value ..................................  $63,753,088
                                                                 ------------
Net assets consist of:
 Undistributed net investment income ..........................  $   136,539
 Net unrealized appreciation (depreciation) ...................    7,587,846
 Accumulated net realized gain (loss) .........................   (7,279,190)
 Capital shares ...............................................   63,307,893
                                                                 ------------
        Net assets, at value ..................................  $63,753,088
                                                                 ------------
CLASS A:
 Net assets, at value .........................................  $39,090,830
                                                                 ============
 Shares outstanding ...........................................    3,008,844
                                                                 ============
 Net asset value per share a ..................................       $12.99
                                                                 ============
 Maximum offering price per share
 (net asset value per share / 94.25%) .........................       $13.78
                                                                 ============
CLASS C:
 Net assets, at value .........................................  $24,359,178
                                                                 ============
 Shares outstanding ...........................................    1,899,866
                                                                 ============
 Net asset value and maximum offering price per share a .......       $12.82
                                                                 ============
ADVISOR CLASS:
 Net assets, at value .........................................  $   303,080
                                                                 ============
 Shares outstanding ...........................................       23,262
                                                                 ============
 Net asset value and maximum offering price per share b .......       $13.03
                                                                 ============

aRedemption price per share is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund. bRedemption price per share is equal to net asset value less any applicable redemption fees retained by the Fund.

                         Annual Report | See notes to financial statements. | 17

Templeton International (Ex EM) Fund

STATEMENT OF OPERATIONS
for the year ended March 31, 2004

Investment income:
 (net of foreign taxes of $189,874)
 Dividends .......................................................  $ 1,551,335
 Interest ........................................................       87,938
                                                                    ------------
      Total investment income ....................................    1,639,273
                                                                    ============
Expenses:
 Management fees (Note 3) ........................................      413,340
 Administrative fees (Note 3) ....................................       82,668
 Distribution fees (Note 3)
  Class A ........................................................      119,915
  Class C ........................................................      203,821
 Transfer agent fees (Note 3) ....................................      119,500
 Custodian fees ..................................................       17,600
 Reports to shareholders .........................................       30,000
 Registration and filing fees ....................................       55,100
 Professional fees ...............................................       21,000
 Trustees' fees and expenses .....................................       27,700
 Other ...........................................................        2,300
                                                                    ------------
      Total expenses .............................................    1,092,944
                                                                    ------------
      Expenses paid indirectly (Note 4) ..........................          (88)
                                                                    ------------
        Net expenses .............................................    1,092,856
                                                                    ------------
        Net investment income ....................................      546,417
                                                                    ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ....................................................     (726,717)
  Foreign currency transactions ..................................      (10,162)
                                                                    ------------
        Net realized gain (loss) .................................     (736,879)
Net unrealized appreciation (depreciation) on:
  Investments ....................................................   20,750,949
  Translation of assets and liabilities
  denominated in foreign currencies ..............................       47,375
                                                                    ------------
        Net unrealized appreciation (depreciation) ...............   20,798,324
                                                                    ------------
Net realized and unrealized gain (loss) ..........................   20,061,445
                                                                    ------------
Net increase (decrease) in net assets resulting from operations ..  $20,607,862
                                                                    ============

18 |  See notes to financial statements.  |  Annual Report

Templeton International (Ex EM) Fund

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended March 31, 2004 and 2003

                                                                                              -----------------------------
                                                                                                  2004            2003
                                                                                              -----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................................  $   546,417     $    375,439
  Net realized gain (loss) from investments and foreign currency transactions ..............     (736,879)      (2,048,994)
  Net unrealized appreciation (depreciation) on investments and translation of
   assets and liabilities denominated in foreign currencies ................................   20,798,324      (10,235,739)
                                                                                              -----------------------------
      Net increase (decrease) in net assets resulting from operations ......................   20,607,862      (11,909,294)
 Distributions to shareholders from:
  Net investment income:
   Class A .................................................................................     (308,250)        (408,336)
   Class C .................................................................................      (77,388)        (122,333)
   Advisor Class ...........................................................................       (3,728)          (5,746)
                                                                                              -----------------------------
 Total distributions to shareholders .......................................................     (389,366)        (536,415)
 Capital share transactions (Note 2):
   Class A .................................................................................      481,428        1,086,528
   Class C .................................................................................    2,615,764        2,720,881
   Advisor Class ...........................................................................     (147,072)          14,556
                                                                                              -----------------------------
 Total capital share transactions ..........................................................    2,950,120        3,821,965
Redemption fees (Note 1g) ..................................................................       42,858            1,962
      Net increase (decrease) in net assets ................................................   23,211,474       (8,621,782)
Net assets:
 Beginning of year .........................................................................   40,541,614       49,163,396
                                                                                              -----------------------------
 End of year ...............................................................................  $63,753,088     $ 40,541,614
                                                                                              =============================
Undistributed net investment income included in net assets:
 End of year ...............................................................................  $   136,539     $     36,165
                                                                                              =============================


                         Annual Report | See notes to financial statements. | 19

Templeton International (Ex EM) Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton International (Ex EM) Fund (the Fund) is a separate, diversified series of Templeton Global Investment Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund will invest at least 75% of its total assets in the equity securities of companies located in any developed country outside the United States. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Debt securities are valued by independent pricing services or market makers under procedures approved by the Board of Trustees. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined but prior to 4:00 PM ET or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

20 |  Annual Report

Templeton International (Ex EM) Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                                                              Annual Report | 21

Templeton International (Ex EM) Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

Redemptions and exchanges of Fund shares held 30 days or less (90 days or less prior to December 31, 2003) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class A, Class C, and Advisor Class shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At March 31, 2004, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                            --------------------------------------------------------------------------
                                                                        YEAR ENDED MARCH 31,
                                                        2004                                      2003
                                               SHARES           AMOUNT                     SHARES          AMOUNT
                                            --------------------------------------------------------------------------
CLASS A SHARES:
 Shares sold ............................    1,727,117        $ 19,108,628              3,545,186        $ 35,765,753
 Shares issued in reinvestment of
 distributions ..........................       23,693             279,146                 35,970             369,034
 Shares redeemed ........................   (1,701,134)        (18,906,346)            (3,459,982)        (35,048,259)
                                            --------------------------------------------------------------------------
 Net increase (decrease) ................       49,676        $    481,428                121,174        $  1,086,528
                                            ==========================================================================
CLASS C SHARES:
 Shares sold ............................      716,209        $  7,886,607              1,657,859        $ 17,465,662
 Shares issued in reinvestment of
 distributions ..........................        5,624              67,310                 10,396             105,581
 Shares redeemed ........................     (484,188)         (5,338,153)            (1,438,265)        (14,850,362)
                                            --------------------------------------------------------------------------
 Net increase (decrease) ................      237,645        $  2,615,764                229,990        $  2,720,881
                                            ==========================================================================
ADVISOR CLASS SHARES:
 Shares sold ............................      450,818        $  4,660,280                585,241        $  5,514,637
 Shares issued in reinvestment of
 distributions ..........................          247               2,922                    429               4,335
 Shares redeemed ........................     (459,274)         (4,810,274)              (583,200)         (5,504,416)
                                            --------------------------------------------------------------------------
 Net increase (decrease) ................       (8,209)       $   (147,072)                 2,470        $     14,556
                                            ==========================================================================




22 |  Annual Report

Templeton International (Ex EM) Fund

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

--------------------------------------------------------------------------------------------
  ENTITY                                                             AFFILIATION
  Templeton Global Advisors Ltd. (TGAL)                              Investment manager
  Franklin Templeton Services, LLC (FT Services)                     Administrative manager
  Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent

The Fund pays an investment management fee to TGAL of 0.75% per year of the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

--------------------------------------------------------------------------------
 ANNUALIZED FEE RATE        NET ASSETS

       0.150%               First $200 million
       0.135%               Over $200 million, up to and including $700 million
       0.100%               Over $700 million, up to and including $1.2 billion
       0.075%               Over $1.2 billion

The Fund reimburses Distributors up to 0.35% and 1.00% per year of the average daily net assets of Class A and Class C, respectively for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan.

Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At March 31, 2004, Distributors advised the Fund that unreimbursed costs were $529,037.

Distributors has advised the Fund it received net commissions from sales of the Fund's shares, and received contingent deferred sales charges for the year of $16,157 and $12,712, respectively.

The Fund paid transfer agent fees of $119,500, of which $77,045 was paid to Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

                                                              Annual Report | 23

Templeton International (Ex EM) Fund

5. INCOME TAXES

At March 31, 2004, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ..........................................   $55,357,805
                                                                 -----------
Unrealized appreciation ......................................   $10,695,589
Unrealized depreciation ......................................    (3,188,978)
                                                                 -----------
Net unrealized appreciation (depreciation) ...................   $ 7,506,611
                                                                 -----------
Distributable earnings -- undistributed ordinary income ......   $   143,677
                                                                 ===========

At March 31, 2004, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
  2010 .....................................................  $2,844,998
  2011 .....................................................   2,647,787
  2012 .....................................................   1,762,681
                                                              ----------
                                                              $7,255,466
                                                              ==========

At March 31, 2004, the Fund had deferred currency losses occurring subsequent to October 31, 2003 of $6,419. For tax purposes, such losses will be reflected in the year ending March 31, 2005.

The tax character of distributions paid during the years ended March 31, 2004 and 2003, was as follows:

                                            -----------------------
                                              2004          2003
                                            -----------------------
Distributions paid from--
 Ordinary income ........................   $389,366       $536,415
                                            -----------------------

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended March 31, 2004 aggregated $13,488,124 and $11,718,272, respectively.

24 |  Annual Report

Templeton International (Ex EM) Fund

7. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 14, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

GOVERNMENTAL INVESTIGATIONS

As part of ongoing investigations by the U.S. Securities and Exchange Commission
(SEC), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General and the Vermont Department of Banking, Insurance, Securities, and Health Care Administration, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell Fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The staff of the SEC has informed the Company that it intends to recommend that the SEC authorize a civil injunctive action against an affiliate of the Trust's investment manager. The SEC's investigation is focused on the activities that are the subject of the Mass. Proceeding described above and other instances of alleged market timing by a limited number of third parties that ended in 2000. The Company currently believes that the charges the SEC staff is contemplating are unwarranted. There are discussions underway with the SEC staff in an effort to resolve the issues raised in their investigation.

In response to requests for information and subpoenas from the SEC and the California Attorney General, the Company has provided documents and testimony has been taken relating to payments to security dealers who sell Fund shares. Effective November 28, 2003, the Company determined not to direct any further brokerage commissions where the allocation is based, not only on best execution, but also on the sale of Fund shares.

                                                              Annual Report | 25

Templeton International (Ex EM) Fund

7. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS

The Trust, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York, New Jersey, and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

Management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or class actions or other lawsuits. The impact, if any, of these matters on the Trust is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

26 |  Annual Report

Templeton International (Ex EM) Fund

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON INTERNATIONAL (EX EM)
FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton International (Ex EM) Fund (the "Fund") at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

May 11, 2004

                                                              Annual Report | 27

Templeton International (Ex EM) Fund

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to a maximum of $1,544,618 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2004, more than 50% of the Templeton International (Ex EM) Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to
Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on May 13, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, foreign qualified dividends, and adjusted foreign source income as designated by the Fund, to Class A, Class C, and Advisor Class shareholders of record. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.

------------------------------------------------------------------------------------------------------------------
                                                                         CLASS A
                                                                                                       ADJUSTED*
                                           FOREIGN TAX         FOREIGN              FOREIGN             FOREIGN
                                              PAID          SOURCE INCOME     QUALIFIED DIVIDENDS    SOURCE INCOME
  COUNTRY                                   PER SHARE         PER SHARE            PER SHARE           PER SHARE
------------------------------------------------------------------------------------------------------------------
  Australia ..............................  $0.0000            $0.0076             $0.0066              $0.0038
  Austria ................................   0.0000             0.0003              0.0000               0.0003
  Bermuda ................................   0.0000             0.0025              0.0025               0.0011
  Canada .................................   0.0017             0.0055              0.0053               0.0025
  Finland ................................   0.0038             0.0123              0.0121               0.0054
  France .................................   0.0022             0.0072              0.0067               0.0034
  Germany ................................   0.0035             0.0129              0.0100               0.0072
  Hong Kong ..............................   0.0000             0.0132              0.0000               0.0132
  Italy ..................................   0.0022             0.0071              0.0071               0.0030
  Japan ..................................   0.0006             0.0043              0.0043               0.0018
  Netherlands ............................   0.0030             0.0096              0.0096               0.0041
  New Zealand ............................   0.0005             0.0022              0.0011               0.0016
  Norway .................................   0.0013             0.0041              0.0041               0.0018
  Singapore ..............................   0.0005             0.0011              0.0000               0.0011
  Spain ..................................   0.0026             0.0093              0.0087               0.0043
  Sweden .................................   0.0062             0.0209              0.0195               0.0098
  Switzerland ............................   0.0018             0.0061              0.0061               0.0026
  United Kingdom .........................   0.0088             0.0460              0.0451               0.0202
                                            ----------------------------------------------------------------------
  TOTAL ..................................  $0.0387             $0.1722             $0.1488              $0.0872
                                            ======================================================================








28 |  Annual Report

Templeton International (Ex EM) Fund

-----------------------------------------------------------------------------------------------------------
                                                                       CLASS C
                                                                                               ADJUSTED*
                                             FOREIGN TAX    FOREIGN          FOREIGN            FOREIGN
                                                PAID     SOURCE INCOME  QUALIFIED DIVIDENDS  SOURCE INCOME
  COUNTRY                                     PER SHARE    PER SHARE        PER SHARE          PER SHARE
-----------------------------------------------------------------------------------------------------------
  Australia ................................   $0.0000     $0.0047          $0.0041             $0.0024
  Austria ..................................    0.0000      0.0002           0.0000              0.0002
  Bermuda ..................................    0.0000      0.0015           0.0015              0.0006
  Canada ...................................    0.0017      0.0034           0.0033              0.0015
  Finland ..................................    0.0038      0.0075           0.0074              0.0033
  France ...................................    0.0022      0.0044           0.0041              0.0021
  Germany ..................................    0.0035      0.0079           0.0061              0.0044
  Hong Kong ................................    0.0000      0.0081           0.0000              0.0081
  Italy ....................................    0.0022      0.0043           0.0043              0.0018
  Japan ....................................    0.0006      0.0026           0.0026              0.0011
  Netherlands ..............................    0.0030      0.0059           0.0059              0.0025
  New Zealand ..............................    0.0005      0.0014           0.0007              0.0010
  Norway ...................................    0.0013      0.0025           0.0025              0.0011
  Singapore ................................    0.0005      0.0007           0.0000              0.0007
  Spain ....................................    0.0026      0.0057           0.0053              0.0027
  Sweden ...................................    0.0062      0.0128           0.0119              0.0060
  Switzerland ..............................    0.0018      0.0037           0.0037              0.0016
  United Kingdom ...........................    0.0088      0.0282           0.0276              0.0124
                                               ------------------------------------------------------------
  TOTAL ....................................   $0.0387     $0.1055          $0.0910             $0.0535
                                               ============================================================

------------------------------------------------------------------------------------------------------------
                                                                    ADVISOR CLASS
                                                                                               ADJUSTED*
                                             FOREIGN TAX    FOREIGN          FOREIGN            FOREIGN
                                                PAID     SOURCE INCOME  QUALIFIED DIVIDENDS   SOURCE INCOME
  COUNTRY                                     PER SHARE    PER SHARE        PER SHARE          PER SHARE
------------------------------------------------------------------------------------------------------------
  Australia .................................  $0.0000     $0.0094          $0.0082             $0.0047
  Austria ...................................   0.0000      0.0004           0.0000              0.0004
  Bermuda ...................................   0.0000      0.0030           0.0030              0.0013
  Canada ....................................   0.0017      0.0067           0.0064              0.0030
  Finland ...................................   0.0038      0.0151           0.0149              0.0066
  France ....................................   0.0022      0.0089           0.0083              0.0042
  Germany ...................................   0.0035      0.0158           0.0122              0.0088
  Hong Kong .................................   0.0000      0.0162           0.0000              0.0162
  Italy .....................................   0.0022      0.0087           0.0087              0.0037
  Japan .....................................   0.0006      0.0053           0.0053              0.0023
  Netherlands ...............................   0.0030      0.0118           0.0117              0.0051
  New Zealand ...............................   0.0005      0.0027           0.0013              0.0020
  Norway ....................................   0.0013      0.0051           0.0051              0.0022
  Singapore .................................   0.0005      0.0013           0.0000              0.0013
  Spain .....................................   0.0026      0.0114           0.0106              0.0053
  Sweden ....................................   0.0062      0.0256           0.0238              0.0120
  Switzerland ...............................   0.0018      0.0075           0.0075              0.0032
  United Kingdom ............................   0.0088      0.0564           0.0552              0.0249
                                               ------------------------------------------------------------
  TOTAL .....................................  $0.0387    $0.2113           $0.1822             $0.1072
                                               ============================================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

                                                              Annual Report | 29

Templeton International (Ex EM) Fund

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the Fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2005, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2004. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2004 individual income tax returns.

30 |  Annual Report

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF
                                                                        PORTFOLIOS IN
                                                                        FUND COMPLEX
                                                LENGTH OF               OVERSEEN BY
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED             BOARD MEMBER*  OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (71)           Trustee        Since 1994              142            Director, Bar-S Foods (meat packing company).
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
 Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------

 FRANK J. CROTHERS (59)          Trustee        Since 2001              21             None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Island Corporate Holdings LTD (Vice Chairman 1996-2003); Vice Chairman, Caribbean Utilities Co. Ltd.; Director and
 President, Provo Power Company Ltd.; Director, Caribbean Electric Utility Services Corporation (Chairman until 2002); director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------------------------

 S. JOSEPH FORTUNATO (71)        Trustee        Since 1994              143            None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------

 EDITH E. HOLIDAY (52)          Trustee        Since 1996              97              Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                (exploration and refining of oil and gas);
 Suite 2100                                                                            Beverly Enterprises, Inc. (health care); H.J.
 Fort Lauderdale, FL 33394-3091                                                        Heinz Company (processed foods and allied
                                                                                       products); RTI International Metals, Inc.
                                                                                       (manufacture and distribution of titanium);
                                                                                       and Canadian National Railway (railroad).

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
 the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
 Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------

                                                             Annual Report  | 31

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF
                                                                        PORTFOLIOS IN
                                                                        FUND COMPLEX
                                                LENGTH OF               OVERSEEN BY
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED             BOARD MEMBER*  OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

 GORDON S. MACKLIN (75)          Trustee        Since 1994              142            Director, White Mountains Insurance Group,
 500 East Broward Blvd.                                                                Ltd. (holding company); Martek Biosciences
 Suite 2100                                                                            Corporation; MedImmune, Inc. (biotechnology);
 Fort Lauderdale, FL 33394-3091                                                        and Overstock.com (Internet serv- ices); and
                                                                                       FORMERLY, Director, MCI Communication
                                                                                       Corporation (subsequently known as MCI
                                                                                       WorldCom, Inc. and WorldCom, Inc.)
                                                                                       (communications services) (1988-2002) and
                                                                                       Spacehab, Inc. (aerospace services)
                                                                                       (1994-2003).

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------

 FRED R. MILLSAPS (74)           Trustee        Since 1994              28             None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
 (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------

 FRANK A. OLSON (71)             Trustee        Since 2003              21             Director, Becton, Dickinson and Co. (medical
 500 East Broward Blvd.                                                                technology); White Mountains Insurance Group
 Suite 2100                                                                            Ltd. (holding company); and Amerada Hess
 Fort Lauderdale, FL 33394-3091                                                        Corporation (exploration and refining of oil
                                                                                       and gas).

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, the Hertz Corporation (car rental) (since 1980) (Chief Executive Officer 1977-1999); and FORMERLY, Chairman
 of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------

 CONSTANTINE D. TSERETOPOULOS    Trustee        Since 2001              21             None
 (50)
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
 University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------


32 |  Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF
                                                                       PORTFOLIOS IN
                                                                       FUND COMPLEX
                                                LENGTH OF              OVERSEEN BY
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED            BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **NICHOLAS F. BRADY (73)        Trustee        Since 1994             21              Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                (exploration and refining of oil and gas);
 Suite 2100                                                                            and C2, Inc. (operating and investment
 Fort Lauderdale, FL 33394-3091                                                        business); and FORMERLY, Director, H.J. Heinz
                                                                                       Company (processed foods and allied
                                                                                       products)(1987-1988;1993-2003).

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC and Darby Technology Ventures Group, LLC
 (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton Investment Fund; and FORMERLY,
 Chairman, Templeton Emerging Markets Investment Trust PLC (until 2003), Secretary of the United States Department of the Treasury
 (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April
 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------

 **MARTIN L. FLANAGAN (43)       Trustee and    Since 1994             5               None
 One Franklin Parkway            Vice President
 San Mateo, CA 94403-1906

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
 Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
 President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
 Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
 Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

 **CHARLES B. JOHNSON (71)       Trustee,       Trustee and Vice       142             None
 One Franklin Parkway            Chairman of    President since 1994
 San Mateo, CA 94403-1906        the Board and  and Chairman of the
                                 Vice President Board since 1995

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
 President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
 Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

 HARMON E. BURNS (59)            Vice President Since 1996             Not Applicable  None
 One Franklin Parkway
 San Mateo, CA 94403-1906

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
 Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                             Annual Report  | 33

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF
                                                                       PORTFOLIOS IN
                                                                       FUND COMPLEX
                                                 LENGTH OF             OVERSEEN BY
 NAME, AGE AND ADDRESS           POSITION        TIME SERVED           BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 JEFFREY A. EVERETT (40)         President and   President since 2001  Not Applicable  None
 PO Box N-7759                   Chief Executive and Chief Executive
 Lyford Cay, Nassau, Bahamas     Officer -       Officer - Investment
                                 Investment      Management since 2002
                                 Management

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------------------------------------------------

 JIMMY D. GAMBILL (56)           Senior Vice    Since 2002             Not Applicable  None
 500 East Broward Blvd.          President and
 Suite 2100                      Chief Executive
 Fort Lauderdale, FL 33394-3091  Officer -
                                 Finance and
                                 Administration

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

 DAVID P. GOSS (56)              Vice President Since 2000             Not Applicable  None
 One Franklin Parkway
 San Mateo, CA 94403-1906

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
 officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
 Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------

 BARBARA J. GREEN (56)           Vice President Vice President         Not Applicable  None
 One Franklin Parkway            and Secretary  since 2000 and
 San Mateo, CA 94403-1906                       Secretary since
                                                1996

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
 Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
 Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
 Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
 and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
 Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
 (until 1979).
------------------------------------------------------------------------------------------------------------------------------------

34 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF
                                                                       PORTFOLIOS IN
                                                                       FUND COMPLEX
                                                LENGTH OF              OVERSEEN BY
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED            BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 RUPERT H. JOHNSON, JR. (63)     Vice President Since 1994             Not Applicable  None
 One Franklin Parkway
 San Mateo, CA 94403-1906

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

 JOHN R. KAY (63)                Vice President Since 1994             Not Applicable  None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
 Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 35 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------

 DIOMEDES LOO-TAM (65)           Treasurer and  Since March 2004       Not Applicable  None
 One Franklin Parkway            Chief Financial
 San Mateo, CA 94403-1906        Officer

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc.
 (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments (1985-2000); and Senior
 Vice President, Franklin Templeton Services, LLC (1997-2000).
------------------------------------------------------------------------------------------------------------------------------------

 MICHAEL O. MAGDOL (66)          Vice President Since 2002             Not Applicable  Director, FTI Banque, Arch Chemicals, Inc.
 600 Fifth Avenue                - AML                                                 and Lingnan Foundation.
 Rockefeller Center              Compliance
 New York, NY 10020-2302

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                             Annual Report  | 35

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF
                                                                       PORTFOLIOS IN
                                                                       FUND COMPLEX
                                                LENGTH OF              OVERSEEN BY
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED            BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (66)          Vice President Since 2000             Not Applicable  None
 One Franklin Parkway
 San Mateo, CA 94403-1906

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
 Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Martin Flanagan's status as an interested person results from his position as an officer of Resources. Nicholas
F. Brady is considered an interested person of the Fund under the federal securities laws due to his business affiliations with Resources, and Templeton Global Advisors Limited. On October 1, 2003, Resources acquired all of the shares of Darby Overseas Investments, Ltd. (Darby Investments) and the remaining portion of the limited partner interests not currently owned by Resources of Darby Overseas Partners, L.P. (Darby Partners). Mr. Brady, formerly a shareholder of Darby Investments and a partner of Darby Partners, will continue as Chairman of Darby Investments, which is the corporate general partner of Darby Partners. In addition, Darby Partners and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady will also continue to serve as Chairman of the corporate general partner of DEMF, and Darby Partners and Darby Investments own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC (DTV) in which Darby Partners is a significant investor and for which Darby Partners has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby-BBVA Latin America Private Equity Fund, L.P. (DBVA), a private equity fund in which Darby Partners is a significant investor, and the general partner of which Darby Partners controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. (TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS, WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE INCEPTION AND WAS FORMERLY, CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON, WHO HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003, CURRENTLY SERVES AS CHAIRMAN OF THE BOARD OF THE HERTZ CORPORATION AND WAS ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999, IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD. AND WAS FORMERLY, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UNITED AIRLINES. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.

36 |  Annual Report

Templeton International (Ex EM) Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.

                                                              Annual Report | 37

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request

For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5,6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Money Fund 5,6
Franklin Short-Intermediate U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5,6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 7
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
ennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 10

1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2.The fund is only open to existing shareholders as well as select retirement plans.
3.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4.Upon reaching approximately $350 million in assets, the fund intends to close to all investors.
5.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6.No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
7.For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. 8.Portfolio of insured municipal securities.
9.These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
10.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/04  Not part of the annual report

[LOGO OMITTED]

FRANKLIN(R) TEMPLETON(R)
INVESTMENTS
One Franklin Parkway
San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
Templeton International
(Ex EM) Fund

INVESTMENT MANAGER
Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

419 A2004 05/04

[FRONT COVER]

ANNUAL REPORT 03/31/2004

TEMPLETON GLOBAL INVESTMENT TRUST

Franklin Templeton Non-U.S. Dynamic Core Equity Fund

[Franklin Templeton Institutional logo with sub-brands]

[INSIDE PAGE 1]




-------------------------------------------------------------------------------
STATEMENT ON CURRENT INDUSTRY ISSUES
In our efforts to fulfill our ongoing commitment to provide you with timely and accurate information, we have prepared a statement on current industry issues as they pertain to Franklin Resources, Inc., and our subsidiary companies (Franklin Templeton Investments). You can find the most updated "Statement on Current Industry Issues" and a detailed Q&A at franklintempletoninstitutional.com, or call us at 1(800)321-8563.
-------------------------------------------------------------------------------





[INSIDE FRONT COVER, CENTERED]

(BOXED)



MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o ARE NOT DEPOSITS OR OBLIGATIONS  OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

[Bottom of page in box: NOT FDIC INSURED/MAY LOSE VALUE/NO BANK GUARANTEE]


CONTENTS

ANNUAL REPORT

Franklin Templeton Non-U.S. Dynamic Core Equity Fund.........................X
Performance Summary..........................................................X
Financial Highlights and Statement of Investments............................X
Financial Statements.........................................................X
Notes to Financial Statements................................................X
Independent Auditors' Report.................................................X
Tax Designation..............................................................X
Board Members and Officers...................................................X
Proxy Voting Policies and Procedures.........................................X

[Bottom of every page: Annual Report]

ANNUAL REPORT

Franklin Templeton Non-U.S. Dynamic Core Equity Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: The Fund's investment goal is long-term capital appreciation. The Fund invests primarily in the equity securities of companies located outside the United States, including emerging markets. Under normal market conditions, the Fund will invest at least 80% of its net assets in foreign (non-U.S.) equity securities.

We are pleased to bring you the Templeton Global Investment Trust (TGIT) Franklin Templeton Non-U.S. Dynamic Core Equity Fund (the "Fund") annual report covering the period from its inception, April 1, 2003, to March 31, 2004.

PERFORMANCE  OVERVIEW
The Fund posted a 48.18% cumulative total return for the period ended March 31, 2004. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index/1/,/2/, which returned 56.69% during the same period. Value-oriented equities strongly outperformed growth oriented equities for the period as the MSCI EAFE Value Index/2/,/3/ rose 65.41% versus a 48.18% gain in the MSCI EAFE Growth Index/2/,/4/.

ECONOMIC AND MARKET OVERVIEW
Beginning in March 2003, equity investors sparked a rally in global equity markets that reversed the course of the previous three years. The rally's main catalyst was the growing momentum in the global economy, underpinned by years of expansionary fiscal and monetary policies, continued low interest rates, corporate restructuring and consolidation, and increased business spending.

Further evidence of this recovery was demonstrated by the continued rise in base metals and other commodity prices. This was driven in part by continued demand for raw material inputs by China. At the end of 2003, futures contracts for aluminum and other metals such as silver, gold, copper, and zinc were anywhere from 19% to 50% higher than 12 months before. Gold crossed the $400-an-ounce threshold for the first time in more than seven years. Despite rising commodity prices, global inflation remained subdued throughout the year.


----------------------------------------
1 Source: Morgan Stanley Capital International (MSCI). Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global developed markets, excluding the United States and Canada. It includes reinvested dividends.

2 Source: Morgan Stanley Capital International (MSCI). All MSCI data is provided "as is." The fund described herein is not sponsored or endorsed by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability or any kind in connection with the MMSCI data or the fund described herein. Copying or distributing the MSCI data is strictly prohibited.

3 Source: Morgan Stanley Capital International (MSCI). The MSCI EAFE Value Index is a free float-adjusted market capitalization-weighted index designed to measure the performance of value-oriented equity securities from global developed markets, excluding the United States and Canada. The index is constructed based on a two-dimensional framework for style segmentation utilizing eight valuation attributes and is designed to divide 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index into each a value and a growth index. It includes reinvested dividends.

4 Source: Morgan Stanley Capital International (MSCI). The MSCI EAFE Growth Index is a free float-adjusted market capitalization-weighted index designed to measure the performance of growth-oriented equity securities from global developed markets, excluding the United States and Canada. The index is constructed based on a two-dimensional framework for style segmentation utilizing eight valuation attributes and is designed to divide 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index into each a value and a growth index. It includes reinvested dividends.

Over the past twelve months, the value of the U.S. dollar fell against most major currencies, including a 9% decline versus the euro. While the decline magnified top-line and earnings-per-share growth in the United States, it had the opposite effect in Europe. The dollar decline benefited U.S. investors in international equities because it increased the returns of investments denominated in foreign currencies. Equity markets in many countries, including emerging market countries, produced stronger gains than the U.S. equity market, even in their local currencies.

INVESTMENT STRATEGY
The Fund invests primarily in equity securities of foreign companies located outside of the United States, including emerging markets. The Fund actively allocates between growth and value strategies based upon a proprietary style allocation model. Up to 75% of the portfolio may be allocated to one of the style strategies. The value manager focuses on "bottom-up" valuation analysis of the equity securities, while the growth manager utilizes both a "bottom-up" approach as well as a "top-down" evaluation of equity market sectors.

MANAGER'S DISCUSSION
In 2003, an improved investor outlook for the global economy led to a stock market trend that favored some economically sensitive sectors, such as materials, industrials, and telecommunication services. These sectors are widely regarded in the markets as likely beneficiaries in the early part of a recovery cycle, when demand for materials, industrial commodities, and technology typically increases.

The style allocation model has remained in a neutral stance for the past twelve months. As a result, the portfolio has maintained a balanced target allocation of 50% growth and 50% value between the two styles.

The performance of the value portion of the Fund's portfolio relative to the MSCI EAFE Value Index benefited from its overweighted positions in the strongly performing industrials and materials sectors. Increased investor confidence and stronger prospects for global economic growth focused attention on cyclical companies such as metals producers and industrial components firms. Somewhat offsetting these results were weak stock selection in the energy sector and a modest underweighted position in the solidly performing financials sector.

The performance of the growth portion of the Fund's portfolio relative to the MSCI EAFE Growth Index was driven by regional contributions from overweight positions in Asia (ex-Japan), where stock selection was also very favorable, and an allocation to the emerging markets, notably China and Mexico. The overweighted position in the financials sector relative to the index also helped performance. Stock selection in health care detracted from performance, notably a few holdings in the pharmaceuticals and biotechnology industry groups. The growth portfolio's overweighted position in the consumer discretionary sector aided performance, along with strong stock selection, including German automaker BMW and a variety of consumer durables and apparel holdings. The Fund reduced its holdings in BMW as a result of worries that auto sales could slow. Over the past five years, consumers, in particular U.S. consumers, have bought new cars at a pace that we believe cannot continue indefinitely. We had additional concerns about the percentage of production still conducted in Germany, particularly in light of the strength of the euro.

We thank you for your continued participation and look forward to serving your investment needs.

Sincerely,

Gary Motyl, CFA

William C. Bunting, CFA

John P. Remmert

Canyon Chan, CFA

Portfolio Management Team
Franklin Templeton Non-U.S. Core Dynamic Equity Fund


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGY AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

[Side bar: Pie chart/Table]
GEOGRAPHIC DISTRIBUTION

Equity Assets as a Percentage of Total Net Assets
As of 3/31/04

-------------------------------------------------------
Europe                                            62.8%
-------------------------------------------------------
Asia                                              26.0%
-------------------------------------------------------
North America                                      3.3%
-------------------------------------------------------
Australia & New Zealand                            2.3%
-------------------------------------------------------
Latin America                                      1.6%
-------------------------------------------------------
Middle East & Africa                               1.1%
-------------------------------------------------------
Short-term Investments and Other Net Assets        2.9%
-------------------------------------------------------

[Side bar: Pie chart/Table]
SECTOR DIVERSIFICATION

Equity Assets as a Percentage of Total Net Assets
As of 3/31/04

-------------------------------------------------------
Financials                                        21.9%
-------------------------------------------------------
Consumer Discretionary                            13.2%
-------------------------------------------------------
Industrials                                       11.5%
-------------------------------------------------------
Telecommunications Services                       10.6%
-------------------------------------------------------
Information Technology                            10.0%
-------------------------------------------------------
Materials                                          8.1%
-------------------------------------------------------
Health Care                                        6.9%
-------------------------------------------------------
Energy                                             5.8%
-------------------------------------------------------
Consumer Staples                                   5.6%
-------------------------------------------------------
Utilities                                          3.5%
-------------------------------------------------------
Short-Term Investments & Other Net Assets          2.9%
-------------------------------------------------------

[Side bar: Pie chart/Table]
TOP 10 HOLDINGS

Percentage of Total Net Assets
As of 3/31/04

-------------------------------------------------------
Samsung Electronics Co. Ltd.                       2.6%
-------------------------------------------------------
Canon Inc.                                         1.8%
-------------------------------------------------------
Atlas Copco AB                                     1.6%
-------------------------------------------------------
BHP Billiton PLC                                   1.6%
-------------------------------------------------------
Deutsche Post AG                                   1.6%
-------------------------------------------------------
Sompo Japan Insurance Inc.                         1.5%
-------------------------------------------------------
Vodafone Group PLC                                 1.4%
-------------------------------------------------------
Nippon Telegraph & Telephone Corp.                 1.4%
-------------------------------------------------------
Kookmin Bank                                       1.4%
-------------------------------------------------------
Compass Group PLC                                  1.3%
-------------------------------------------------------

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL VALUE, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS
(SOI). THE SOI BEGINS ON PAGE X.

[Side bar: Pie chart/Table]
ASSET ALLOCATION

As of 3/31/04

-------------------------------------------------------
Equity                                            97.0%
-------------------------------------------------------
Fixed Income                                       0.1%
-------------------------------------------------------
Short-Term Investments & Other Net Assets          2.9%
-------------------------------------------------------

PERFORMANCE SUMMARY
As of 3/31/04

Your dividend income will vary depending on the dividends or interest paid by the securities in the Fund's portfolio. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gains distributions, if any, and any unrealized gains or losses.

-------------------------------------------------------------------------------
                                                                    CUMULATIVE
                                                                      SINCE
                                                                   INCEPTION/1/
                                                                      (4/1/03)
--------------------------------------------------------------------------------
Franklin Templeton Non-U.S. Dynamic Core Equity Fund                   48.18%
--------------------------------------------------------------------------------
MSCI EAFE Index/2/                                                     56.69%
--------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

For more current performance, please call 1(800)321-8563.

[INSERT $ 5 MILL growth chart]

FRANKLIN TEMPLETON INVESTMENTS PERFORMANCE SUMMARY


INCEPTION               5,000,000.00
APR-03                  5,410,000.00
MAY-03                  5,715,000.00
JUN-03                  5,795,000.00
JUL-03                  5,955,000.00
AUG-03                  6,095,000.00
SEP-03                  6,160,000.00
OCT-03                  6,540,000.00
NOV-03                  6,695,000.00
DEC-03                  7,173,085.71
JAN-04                  7,316,649.97
FEB-04                  7,485,850.70
MAR-04                  7,408,941.28


ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL ECONOMIC AND REGULATORY UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. Cumulative total return shows the change in value of an investment over the period shown. It includes the Fund expenses, dividend income, capital gain distributions, if any, and any unrealized gains or losses. The managers and administrator have agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that total Fund annual operating expenses for the current fiscal year do not exceed 0.90%. After August 1, 2005, the manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees.

2. Source: Morgan Stanley Capital International (MSCI). Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global developed markets, excluding the United States and Canada. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. All MSCI data is provided "as is." The fund described herein is not sponsored or endorsed by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability or any kind in connection with the MMSCI data or the fund described herein. Copying or distributing the MSCI data is strictly prohibited.

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND
FINANCIAL HIGHLIGHTS



                                                        YEAR ENDED
                                                      MARCH 31, 2004/c/
                                                    ---------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year                       $ 10.00
                                                    -------------
Income from investment operations:
     Net investment income/a/                                .16
     Net realized and unrealized gains (losses)             4.63
                                                    -------------
Total from investment operations                            4.79
                                                    -------------
Less distributions from:
     Net investment income                                  (.24)
     Net realized gains                                     (.10)
                                                    -------------
Total distributions                                         (.34)
                                                    -------------
Net asset value, end of year                             $ 14.45
                                                    =============

Total return/b/                                            48.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                          $ 2,890
Ratios to average net assets:
     Expenses                                               .89%
     Expenses, excluding waiver and
       payments by affiliate                               4.48%
     Net investment income                                 1.26%
Portfolio turnover rate                                   31.72%



a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Inception date - April 1, 2003


                       See notes to financial statements.

FRANKLIN TEMPLETON NON-U.S. CORE DYNAMIC EQUITY FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2004


                                                           INDUSTRY                      SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------

  COMMON STOCKS  97.0%
  AUSTRALIA 2.3%
  News Corp. Ltd., ADR                                        Media                            700     $      25,187
  Qantas Airways Ltd.                                        Airlines                        5,630            14,657
  St. George Bank Ltd.                                    Commerical Banks                   1,000            16,139
  Westpac Banking Corp. Ltd.                              Commerical Banks                     700             9,379
                                                                                                        ----------------
                                                                                                              65,362
                                                                                                        ----------------

  AUSTRIA .5%
  Erste Bank der Oester Sparkassen AG                     Commerical Banks                     100            14,968
                                                                                                        ----------------


  BERMUDA 1.0%
  ACE Ltd.                                                  Insurance                          690            29,434
                                                                                                        ----------------

  CANADA 2.3%
  Alcan Inc.                                                Metals & Mining                    710            31,490
  BCE Inc.                                         Diversified Telecommunicaton Services     1,090            22,882
  Encana Corp.                                               Oil & Gas                         300            12,940
                                                                                                        ----------------
                                                                                                              67,312
                                                                                                        ----------------

  CHINA 1.0%
  Beijing Capital International Airport Co. Ltd.       Transportation Infrastruction       20,000              7,124
a China Life Insurance Co. Ltd.                              Insurance                     11,000              6,918
  Huaneng Power International Inc., H                      Electric Utilities               8,000             15,813
                                                                                                        ----------------
                                                                                                              29,855
                                                                                                        ----------------

  DENMARK .4%
  TDC AS                                          Diversified Telecommunication Services      150              5,472
  Vestas Wind Systems AS                                   Electrical Equipment               370              5,924
                                                                                                        ----------------
                                                                                                              11,396
                                                                                                        ----------------

  FINLAND 1.1%
  Stora Enso OYJ, R                                     Paper & Forest Products             2,550             32,089
                                                                                                        ----------------

  FRANCE 7.1%
  Accor SA                                             Hotel Restaurants & Leisure            150              6,077
  Aventis SA                                             Pharmaceuticals                      490             37,665
  AXA SA                                                     Insurance                      1,270             26,501
  Dassault Systemes SA                                        Software                        300             12,461
  Michelin SA, B                                         Auto Components                      730             33,067
  Publicis Groupe SA                                           Media                          500             15,158
  Sanofi Synthelabo SA                                     Pharmaceuticals                    400             26,126
  Suez SA                                        Multi-Utilities & Unregulated Power        1,290             26,347
  Television Francaise 1                                       Media                          700             22,228
                                                                                                        ----------------
                                                                                                             205,630
                                                                                                        ----------------

  GERMANY 10.4%
  BASF AG                                                    Chemicals                        540             27,439

FRANKLIN TEMPLETON NON-U.S. CORE DYNAMIC EQUITY FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2004 (CONTINUED)


                                                           INDUSTRY                      SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  GERMANY (CONT.)
  Bayer AG, Br.                                              Chemicals                        620        $    15,200
  Bayerische Motoren Werke AG                               Automobiles                       450             18,415
  Celesio AG                                      Health Care Providers & Services            630             34,220
  Deutsche Post AG                                   Air Freight & Logistics                2,030             45,478
  E.ON AG                                                 Electric Utilities                  560             36,955
  Puma AG                                         Textiles Apparel & Luxury Goods             160             35,196
  SAP AG                                                     Software                         170             26,741
  Siemens AG                                           Industrial Conglomerates               500             36,928
  Volkswagan AG                                             Automobiles                       520             22,749
                                                                                                        ----------------
                                                                                                             299,321
                                                                                                        ----------------

  HONG KONG 5.9%
  China Mobile (Hong Kong) Ltd.                    Wireless Telecommunication Services      7,500             22,237
  Esprit Holdings                                         Specialty Retail                  8,000             33,577
  Hang Seng Bank                                          Commercial Banks                  1,000             12,771
  Sun Hung Kai Properties Ltd.                              Real Estate                     4,000             36,580
  Swire Pacific Ltd., A                              Diversified Financial Services         2,000             13,541
  Television Broadcasts Ltd.                                   Media                        5,000             23,617
  Wharf Holdings Ltd.                                Diversified Financial Services         9,000             27,031
                                                                                                        ----------------
                                                                                                             169,354
                                                                                                        ----------------

  IRISH REPUBLIC .7%
  Anglo Irish Bank Corp. PLC                               Commercial Banks                 1,200             18,904
                                                                                                        ----------------

  ISRAEL 1.1%
a Check Point Software Technologies Ltd.                     Software                       1,380             31,423
                                                                                                        ----------------

  ITALY 4.9%
  Arnoldo Mondadori Editore SpA                               Media                         1,700             15,605
  Eni SpA                                                  Oil & Gas                        1,500             30,158
  Luxottica Group SpA ADA                           Textiles Apparel & Luxury Goods         1,400             22,148
  Mediaset SpA                                               Media                          1,600             17,755
  Riunione Adriatica di Sicurta SpA                         Insurance                       1,610             28,787
  Saipem SpA                                        Energy Equipment & Services             2,700             26,876
                                                                                                        ----------------
                                                                                                             141,329
                                                                                                        ----------------

  JAPAN 12.3%
  Acom Co. Ltd.                                         Consumer Finance                      150             10,957
  Canon Inc.                                            Office Electronics                  1,000             51,809
  East Japan Railway Co.                                   Road & Rail                          5             26,289
  Fanuc Ltd.                                               Machinery                          400             25,107
  KAO Corp.                                            Household Products                   1,000             22,877
  KDDI Corp.                                       Wireless Telecommunication Services          5             28,212
  Kyocera Corp.                                  Electronic Equipment & Instruments           200             16,802


FRANKLIN TEMPLETON NON-U.S. CORE DYNAMIC EQUITY FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2004 (CONTINUED)


                                                           INDUSTRY                      SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  JAPAN (CONT.)
  Misumi Corp.                                  Trading Companies & Distributors              450      $      15,356
  Mitsui Fudosan Co. Ltd.                                  Real Estate                      2,000             25,166
  Nintendo Co. Ltd.                                        Software                           100             10,102
  Nippon Telegraph & Telephone Corp.           Diversified Telecommunication Services           7             39,698
  Seiko Epson Corp.                                 Computers & Peripherals                   400             16,148
  SMC Corp.                                                 Machinery                         200             23,857
  Sompo Japan Insurance Inc.                                Insurance                       4,000             42,909
                                                                                                        ----------------
                                                                                                             355,289
                                                                                                        ----------------

  MEXICO 1.6%
  America Movil SA de CV, L, ADR                 Wireless Telecommunication Services          700             27,054
  Grupo Financiero Banorte SA de CV, O                 Commercial Banks                     5,000             19,692
                                                                                                        ----------------
                                                                                                              46,746
                                                                                                        ----------------
  NETHERLANDS 3.7%
  Akzo Nobel NV                                            Chemicals                          750             27,529
  IHC Caland NV                                    Energy Equipment & Services                470             24,218
  ING Groep NV                                     Diversifed Financial Services            1,300             28,565
  Koninklijke Philips Electronics NV                   Household Durables                     960             27,759
                                                                                                        ----------------
                                                                                                             108,071
                                                                                                        ----------------

  NORWAY 1.3%
  Norske Skogindustrier ASA, A                        Paper & Forest Products               1,880             36,417
                                                                                                        ----------------
  PORTUGAL 1.0%
  Portugal Telecom SGPS SA                     Diversified Telecommunication Services       2,620             29,298
                                                                                                        ----------------

  Russia 1.3%
a Lukoil HOldings, ADR                                     Oil & Gas                          300             37,469
                                                                                                        ----------------

  Singapore .3%
  DBS Group Holdings Ltd.                               Commerical Banks                    1,000              8,591
                                                                                                        ----------------


  SOUTH KOREA 5.3%
  Kookmin Bank, ADR                                    Commerical Banks                       970             39,245
  KT Corp., ADR                                Diversified Telecommunication Services       1,210             23,039
  POSCO, ADR                                           Metals & Mining                        500             17,695
  Samsung Electronics Co. Ltd, GDR, 144A       Semiconductors & Semiconductor Equipment       300             74,325
                                                                                                        ----------------
                                                                                                             154,304
                                                                                                        ----------------
  SPAIN 2.2%
  Banco Santander Central Hispano SA                   Commerical Banks                     3,200             34,801
a Telefonica SA                                Diversified Telecommunication Services       1,980             29,953
                                                                                                        ----------------
                                                                                                              64,754
                                                                                                        ----------------

FRANKLIN TEMPLETON NON-U.S. CORE DYNAMIC EQUITY FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2004 (CONTINUED)


                                                           INDUSTRY                      SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  SWEDEN 4.1%
  Atlas Copco AB, A                                     Machinery                           1,320      $      46,910
  Nordea Bank, AB                                       Commercial Banks                    4,560             30,878
  Securitas AB, B                                Commercial Services & Supplies               550              7,950
  Volvo AB, B                                            Machinery                            960             31,634
                                                                                                        ----------------
                                                                                                             117,372
                                                                                                        ----------------
  SWITZERLAND 3.3%
  Roche Holding AG                                     Pharmaceuticals                        300             29,305
  Swiss Reinsurance Co.                                 Insurance                             390             26,875
a Synthes-Stratec Inc.                            Health Care Equipment & Supplies             10             10,254
  UBS AG                                               Capital Markets                        400             29,711
                                                                                                        ----------------
                                                                                                              96,145
                                                                                                        ----------------

  TAIWAN 1.2%
  Chunghwa Telecom Co Ltd., ADR                    Diverified Telecommunication Services      700             12,398
a Taiwan Semiconductor Manufacturing Co. Ltd., ADR  Semiconductor & Semiconductor Equipment 2,000             20,880
                                                                                                        ----------------
                                                                                                              33,278
                                                                                                        ----------------

  UNITED KINGDON 20.7%
  BAE Systems PLC                                      Aerospace & Defense                  5,650             20,872
  BHP Billiton PLC                                        Metals & Mining                   4,990             45,489
  BP PLC                                                  Oil & Gas                         1,770             14,834
a Cable & Wireless PLC                           Diversified Telecommunication Services    11,010             26,255
  Cadbury Schweppes PLC                                 Food Products                       2,830             22,313
  Compass Group PLC                                 Hotel Restaurants & Leisure             5,800             38,215
  Diageo PLC                                              Beverages                         2,500             32,576
  Exel PLC                                             Air Freight & Logistics              1,000             12,939
  HSBC Holdings PLC                                      Commerical Banks                   1,200             18,098
  J. Sainsbury PLC                                   Food & Staples Retailing               5,750             27,555
a Man Group PLC                                           Capital Markets                     400             12,858
  National Grid Transco PLC                      Multi-Utilities & Unregulated Power        2,660             21,095
  Reckitt Benckiser PLC                                 Household Products                    900             22,247
  Royal Bank of Scotland Group PLC                       Commerical Banks                   1,000             30,472
  Shell Transport & Trading Co. PLC                       Oil & Gas                         3,310             21,627
a Shire Pharmaceuticals Group PLC                        Pharmaceuticals                    2,870             28,008
  Smith & Nephew PLC                               Health Care Equipment & Supplies         3,500             34,447
  Smiths Group PLC                                    Industrial Conglomerates                990             11,663
  Standard Chartered PLC                                Commerical Banks                    1,880             31,477
  Tesco PLC                                           Food & Staples Retailing              7,700             34,777
  The Sage Group PLC                                        Software                        8,200             27,165
  Vodafone Group PLC                             Wireless Telecommunication Services       16,900             39,990
  WPP Group PLC                                               Media                         2,400             24,282
                                                                                                        ----------------
                                                                                                             599,254
                                                                                                        ----------------
  TOTAL COMMON STOCKS (COST $1,965,170)                                                                    2,803,365
                                                                                                        ----------------


FRANKLIN TEMPLETON NON-U.S. CORE DYNAMIC EQUITY FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2004 (CONTINUED)


                                                                                PRINCIPAL
                                                                                  AMOUNT/b/             VALUE
-----------------------------------------------------------------------------------------------------------------------------
  BONDS (COST $1,180) .1%
  FRANCE 0.1%
  Axa SA, cvt, zero cpn., 12/21/04                                                1,007       EUR      $       1,548
                                                                                                       ---------------

  SHORT TERM INVESTMENTS (COST $46,907) 1.6%
  U.S. Treasury Bills, 0.912%, 6/17/04                                           47,000                       46,910
                                                                                                        --------------

  TOTAL INVESTMENTS (COST $2,013,257) 98.7%                                                                2,851,823
  OTHER ASSETS, LESS LIABILITIES 1.3%                                                                         37,841
                                                                                                        --------------
  NET ASSETS 100.0%                                                                                    $   2,889,664
                                                                                                        --------------

Currency Abbreviations:
EUR - Euro














a Non-income producing.
b The principal amount is stated in U.S. dollars unless othewise indicated.


                       See notes to financial statements.

FRANKLIN TEMPLETON NON-U.S. CORE DYNAMIC CORE EQUITY FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2004

Assets:
  Investments in securities:
  Cost                                                            $2,013,257
                                                                 -----------
  Value                                                            2,851,823
  Cash                                                                37,621
  Receivables:
     Investment securities sold                                       19,938
     Dividends and interest                                           12,298
                                                                 -----------
      Total assets                                                 2,921,680
                                                                 ===========

Liabilities:
  Payables:
     Investment securities purchased                                   5,849
     Affiliates                                                          245
  Other liabilities                                                   25,922
                                                                 ------------
      Total liabilites                                                32,016
                                                                 -----------
Net assets, at value                                              $2,889,664
                                                                 ============

Net assets consist of:
  Undistributed net investment income                            $     8,162
  Net unrealized appreciation (depreciation)                         838,959
  Accumulated net realized gain (loss)                                53,545
  Capital shares                                                   1,988,998
                                                                 -------------
Net assets, at value                                              $2,889,664
                                                                 =============

Shares outstanding                                                    200,000
Net asset value and maximum offering price per share /a/               $14.45
                                                                 -------------






a Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.




                       See notes to financial statements.

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004


Investment Income:
  (net of foreign taxes of $6,798)
  Dividends                                                          $  53,644
  Interest                                                               1,202
                                                                     ----------
     Total investment income                                            54,846
                                                                     ----------
Expenses:
  Management fees (Note 3)                                              20,296
  Administrative fees (Note 3)                                           5,074
  Transfer agent fees (Note 3)                                             700
  Custodian fees                                                         1,000
  Report to shareholders                                                 2,000
  Registration and filing fees                                          12,900
  Amortization of offering costs (Note 10)                              42,424
  Professional fees                                                     24,000
  Trustees' fees and expenses                                            4,700
  Other                                                                  1,000
                                                                     ----------
    Total expenses                                                     114,094
      Expenses waived/paid by affiliate (Note 3)                       (91,261)
                                                                     ----------
      Net Expenses                                                      22,833
                                                                     ----------
        Net investment income                                           32,013
                                                                     ----------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments                                                         74,465
    Foreign currency transactions                                       12,407
                                                                     ----------
        Net realized gain (loss)                                        86,872
  Net unrealized appreciation (depreciation) on:
    Investments                                                        838,566
    Translation of assets and liabilities denominated
     in foreign currencies                                                 393
                                                                     ----------
        Net unrealized appreciation (depreciation)                     838,959
                                                                     ----------
Net realized and unrealized gain (loss)                                925,831
                                                                      ---------
Net increase (decrease) in net assets resulting from operations       $957,844
                                                                      =========



                       See notes to financial statements.

FRANKLIN TEMPLETON NON-U.S DYNAMIC CORE EQUITY FUND
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED MARCH 31, 2004/a/


                                                                 2004
                                                    -------------------------
Increase (decrease) in net assets:
  Operations:
     Net investment income                                    $   32,013
     Net realized gain (loss) from investments
       and foreign currency transactions                          86,872
     Net unrealized appreciation (depreciation) on
        investments and translation of assets and
        liabilities denominated in foreign currencies            838,959
                                                              -----------
          Net increase (decrease) in net assets resulting
            from operations                                      957,844

  Distributions to shareholders from:
     Net investment income                                       (47,260)
     Net realized gain                                           (20,920)
                                                              -----------
  Total distributions to shareholders                            (68,180)
  Capital share transactions (Note 2)                          2,000,000
                                                              -----------
          Net increase (decrease) in net assets                2,889,664

Net assets:
  Beginning of year                                                    -
                                                              -----------
  End of year                                                 $2,889,664
                                                              ===========
Undistributed net investment income included in net assets:
  End of year                                                 $    8,162
                                                              ===========








a Inception date - April 1, 2003


                       See notes to financial statements.

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Non-U.S. Dynamic Core Equity Fund (the Fund) is a separate, diversified series of Templeton Global Investment Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund was incorporated and commenced operations on April 1, 2003. The Fund seeks long-term capital appreciation. Under normal conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Debt securities are valued by independent pricing services or market makers under procedures approved by the Board of Trustees. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined but prior to 4:00 PM ET or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds comprising the Trust based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

F. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

Redemptions and exchanges of Fund shares held 30 days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid in capital.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2004, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                   YEAR ENDED
                                 MARCH 31, 2004
                            -----------------------------------
                                   SHARES         AMOUNT
                            ----------------- -----------------
Shares sold                       200,000       $2,000,000
                            ----------------- -----------------
Net increase (decrease)           200,000       $2,000,000
                            ----------------- -----------------


Franklin Advisers, Inc. (an affiliate of the Fund's investment manager) is the record owner of 100% of the Fund's outstanding shares as of March 31, 2004.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers and trustees of the Trust are also officers and directors of the following entities:


ENTITY                                                                          AFFILIATION
--------------------------------------------------------------------------------------------------------
Franklin Templeton Alternative Strategies, Inc. (Alternative Strategies)        Investment manager
Franklin Templeton Services, LLC (FT Services)                                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)                   Transfer agent

The Fund pays an investment management fee to Alternative Strategies of 0.80% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services of 0.20% per year of the Fund's average daily net assets.

The investment manager and administrative manager have agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the total operating expenses do not exceed 0.90% of average daily net assets, through August 1, 2005, as noted in the Statements of Operations.

4. INCOME TAXES

At March 31, 2004, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:


               Cost of investments                                    $2,014,537
                                                                      ----------
               Unrealized appreciation                                   842,236
               Unrealized depreciation                                   (4,950)
                                                                      ----------
               Net unrealized appreciation (depreciation)             $  837,286
                                                                      ==========

               Distributable earnings - undistributed ordinary income $   64,014
                                                                      ==========

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  INCOME TAXES (CONTINUED)

The tax character of distributions paid during the year ended March 31, 2004 was as follows:

                    Distributions paid from -
                             Ordinary Income     $68,180

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and amortization of organizational costs, and offering costs.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended March 31, 2004, aggregated $2,601,134 and $710,298, respectively.

6. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 14, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the U.S. Securities and Exchange Commission
(SEC), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General and the Vermont Department of Banking, Insurance, Securities, and Health Care Administration, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell Fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The staff of the SEC has informed the Company that it intends to recommend that the SEC authorize a civil injunctive action against an affiliate of the Trust's investment manager. The SEC's investigation is focused on the activities that are the subject of the Mass. Proceeding described above and other instances of alleged

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS (CONTINUED)
market timing by a limited number of third parties that ended in 2000. The Company currently believes that the charges the SEC staff is contemplating are unwarranted. There are discussions underway with the SEC staff in an effort to resolve the issues raised in their investigation.

In response to requests for information and subpoenas from the SEC and the California Attorney General, the Company has provided documents and testimony has been taken relating to payments to security dealers who sell Fund shares. Effective November 28, 2003, the Company determined not to direct any further brokerage commissions where the allocation is based, not only on best execution, but also on the sale of Fund shares.

OTHER LEGAL PROCEEDINGS
The Company, in addition to other entities within Franklin Templeton Investments, including certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York, New Jersey, and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

Management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or class actions or other lawsuits. The impact, if any, of these matters on the Trust is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND

INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Franklin Templeton Non-U.S. Dynamic Core Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Non-U.S. Dynamic Core Equity Fund (the "Fund") at March 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the period April 1, 2003 (commencement of operations) through March 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we pla and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and borkers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
May 11, 2004

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND
TAX DESIGNATION (UNAUDITED) (CONTINUED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to a maximum of $55,504 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2004, more than 50% of the Franklin Templeton Non-U.S. Dynamic Core Equity Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to
Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on May 13, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, foreign qualified dividends, and adjusted foreign source income as designated by the Fund, to shareholders of record. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.

------------------------------------------------------------------------------------------------------------------
                                                                                                       ADJUSTED*
                                           FOREIGN TAX         FOREIGN              FOREIGN             FOREIGN
                                              PAID          SOURCE INCOME     QUALIFIED DIVIDENDS    SOURCE INCOME
  COUNTRY                                   PER SHARE         PER SHARE            PER SHARE           PER SHARE
------------------------------------------------------------------------------------------------------------------
  Australia ..............................  $0.0003            $0.0024             $0.0024              $0.0010
  Bermuda ................................   0.0000             0.0059              0.0059               0.0025
  Canada .................................   0.0011             0.0062              0.0061               0.0027
  China  .................................   0.0000             0.0038              0.0025               0.0024
  Denmark ................................   0.0002             0.0012              0.0000               0.0012
  Finland ................................   0.0011             0.0060              0.0060               0.0026
  France .................................   0.0032             0.0202              0.0202               0.0087
  Germany ................................   0.0042             0.0277              0.0277               0.0119
  Hong Kong ..............................   0.0000             0.0158              0.0000               0.0158
  Ireland ................................   0.0000             0.0021              0.0021               0.0009
  Italy ..................................   0.0036             0.0203              0.0203               0.0087
  Japan ..................................   0.0010             0.0102              0.0100               0.0045
  Mexico .................................   0.0000             0.0022              0.0022               0.0009
  Netherlands ............................   0.0036             0.0203              0.0203               0.0087
  Norway .................................   0.0012             0.0066              0.0066               0.0028
  Russia .................................   0.0002             0.0009              0.0009               0.0004
  South Africa ...........................   0.0000             0.0011              0.0011               0.0005
  South Korea ............................   0.0016             0.0082              0.0073               0.0040
  Spain  .................................   0.0007             0.0069              0.0057               0.0036
  Sweden .................................   0.0033             0.0187              0.0187               0.0080
  Switzerland ............................   0.0017             0.0094              0.0094               0.0040
  United Kingdom .........................   0.0070             0.0596              0.0596               0.0255
                                            ----------------------------------------------------------------------
  TOTAL ..................................  $0.0340             $0.2557             $0.2350              $0.1213
                                            ======================================================================

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND
TAX DESIGNATION (UNAUDITED) (CONTINUED)

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the Fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2005, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2004. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2004 individual income tax returns.

BOARD MEMBERS AND OFFICERS
The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS


                                                                   NUMBER OF
                                                                   PORTFOLIOS IN
                                                                   FUND COMPLEX
                                                LENGTH OF          OVERSEEN BY
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED        BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------
 Harris J. Ashton (71)           Trustee        Since 1994              142            Director, Bar-S Foods (meat
 500 East Broward Blvd.                                                                packing company).
 Suite 2100
 Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY,  Director, RBC Holdings, Inc. (bank holding  company)  (until 2002);  and  President,  Chief  Executive  Officer and
Chairman of the Board,  General Host  Corporation  (nursery  and craft  centers)
(until 1998).
----------------------------------------------------------------------------------------------------------------------
 Frank J. Crothers (59)          Trustee        Since 2001              21             None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman,  Island  Corporate  Holdings  LTD  (Vice  Chairman  1996-2003);   Vice
Chairman,  Caribbean  Utilities Co. Ltd.;  Director and  President,  Provo Power
Company  Ltd.;   Director,   Caribbean  Electric  Utility  Services  Corporation
(Chairman  until  2002);  director  of  various  other  business  and  nonprofit
organizations;   and  FORMERLY,   Chairman,  Atlantic  Equipment  &  Power  Ltd.
(1977-2003).
----------------------------------------------------------------------------------------------------------------------
 S. Joseph Fortunato (71)        Trustee        Since 1994              143            None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
----------------------------------------------------------------------------------------------------------------------
 Edith E. Holiday (52)          Trustee        Since 1996              97              Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                (exploration and refining of oil
 Suite 2100                                                                            and gas); Beverly Enterprises, Inc.
 Fort Lauderdale, FL 33394-3091                                                        (health care); H.J. Heinz Company
                                                                                       (processed foods and allied products);
                                                                                       RTI International Metals, Inc.
                                                                                       (manufacture and distribution of
                                                                                       titanium); and Canadian National
                                                                                       Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY,  Assistant to the  President of the United  States and  Secretary of the Cabinet  (1990-1993);
General  Counsel to the  United  States  Treasury  Department  (1989-1990);  and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison - United States Treasury Department (1988-1989).
----------------------------------------------------------------------------------------------------------------------



                                                                   NUMBER OF
                                                                   PORTFOLIOS IN
                                                                   FUND COMPLEX
                                                LENGTH OF          OVERSEEN BY
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED        BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------
 Gordon S. Macklin (75)          Trustee        Since 1994              142            Director, White Mountains Insurance
 500 East Broward Blvd.                                                                Group, Ltd. (holding company); Martek
 Suite 2100                                                                            Biosciences Corporation; MedImmune,
 Fort Lauderdale, FL 33394-3091                                                        Inc. (biotechnology); and Overstock.com
                                                                                       (Internet services); and FORMERLY,
                                                                                       Director, MCI Communication Corporation
                                                                                       (subsequently known as MCI WorldCom,
                                                                                       Inc. and WorldCom, Inc.) (communica-
                                                                                       tions services)(1988-2002) and Spacehab,
                                                                                       Inc. (aerospace services)
                                                                                       (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman,  White Mountains  Insurance Group, Ltd. (holding company);  and
FORMERLY, Chairman, White River Corporation (financial services) (1993-1998) and
Hambrecht  &  Quist  Group  (investment  banking)  (1987-1992);  and  President,
National Association of Securities Dealers, Inc. (1970-1987).
----------------------------------------------------------------------------------------------------------------------
 Fred R. Millsaps (74)           Trustee        Since 1994              28             None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various  business and nonprofit  organizations;  manager of personal investments (1978-present);  and FORMERLY, Chairman and Chief Executive Officer,
Landmark  Banking  Corporation  (1969-1978);  Financial Vice President,  Florida
Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta
(1958-1965).
----------------------------------------------------------------------------------------------------------------------
 Frank A. Olson (71)             Trustee        Since 2003              21             Director, Becton, Dickinson and Co.
 500 East Broward Blvd.                                                                (medical technology); White
 Suite 2100                                                                            Mountains Insurance Group  Ltd.
 Fort Lauderdale, FL 33394-3091                                                        (holding company); and Amerada Hess
                                                                                       Corporation (exploration and refining
                                                                                       of oil and gas).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board,  the Hertz  Corporation  (car rental) (since 1980) (Chief
Executive Officer 1977-1999); and FORMERLY, Chairman of the Board, President and
Chief Executive Officer, UAL Corporation (airlines).
----------------------------------------------------------------------------------------------------------------------
 Constantine D. Tseretopoulos    Trustee        Since 2001              21             None
 (50)
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician,  Lyford Cay Hospital  (1987-present);  director of various  nonprofit
organizations;   and  FORMERLY,   Cardiology  Fellow,   University  of  Maryland
(1985-1987) and Internal  Medicine  Resident,  Greater  Baltimore Medical Center
(1982-1985).
----------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS


                                                                  NUMBER OF
                                                                  PORTFOLIOS IN
                                                                  FUND COMPLEX
                                                LENGTH OF         OVERSEEN BY
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED       BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------
 **Nicholas F. Brady (73)        Trustee        Since 1994             21              Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                (exploration and refining of oil
 Suite 2100                                                                            and gas); and C2, Inc. (operating
 Fort Lauderdale, FL 33394-3091                                                        and investment business); and FORMERLY,
                                                                                       Director, H.J. Heinz Company (processed
                                                                                       foods and allied products)(1987-1988;
                                                                                       1993-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman,  Darby Overseas Investments,  Ltd., Darby Emerging Markets Investments
LDC and Darby Technology Ventures Group, LLC (investment firms)  (1994-present);
Director,  Templeton  Capital  Advisors Ltd. and Franklin  Templeton  Investment
Fund; and FORMERLY,  Chairman,  Templeton  Emerging Markets Investment Trust PLC
(until  2003),  Secretary  of the  United  States  Department  of  the  Treasury
(1988-1993);  Chairman  of the  Board,  Dillon,  Read &  Co.,  Inc.  (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
----------------------------------------------------------------------------------------------------------------------
 **Martin L. Flanagan (43)       Trustee and    Since 1994             5               None
 One Franklin Parkway            Vice President
 San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources,  Inc.; Senior Vice
President and Chief Financial Officer,  Franklin Mutual Advisers, LLC; Executive
Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.;
Executive  Vice  President and Chief  Operating  Officer,  Templeton  Investment
Counsel,  LLC; President and Director,  Franklin Advisers,  Inc.; Executive Vice
President,  Franklin Investment  Advisory Services,  Inc. and Franklin Templeton
Investor  Services,  LLC; Chief Financial  Officer,  Franklin Advisory Services,
LLC; Chairman,  Franklin Templeton Services, LLC; and officer and/or director or trustee,  as the case may be,  of some of the  other  subsidiaries  of  Franklin
Resources,  Inc. and of 49 of the  investment  companies  in Franklin  Templeton
Investments.
----------------------------------------------------------------------------------------------------------------------
 **Charles B. Johnson (71)       Trustee,       Trustee and Vice       142             None
 One Franklin Parkway            Chairman of    President since 1994
 San Mateo, CA 94403-1906        the Board and  and Chairman of the
                                 Vice President Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer,  Member - Office of the Chairman
and Director,  Franklin  Resources,  Inc.;  Vice President,  Franklin  Templeton
Distributors,  Inc.; Director,  Fiduciary Trust Company  International;  officer and/or  director  or  trustee,  as the  case  may  be,  of  some  of  the  other subsidiaries of Franklin Resources,  Inc. and of 46 of the investment  companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------
 Harmon E. Burns (59)            Vice President Since 1996             Not             None
 One Franklin Parkway                                                  Applicable
 San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin  Resources,  Inc. and of 49 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------


                                                                       NUMBER OF
                                                                       PORTFOLIOS IN
                                                                       FUND COMPLEX
                                                 LENGTH OF             OVERSEEN BY
 NAME, AGE AND ADDRESS           POSITION        TIME SERVED           BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------
 Jeffrey A. Everett (40)         President and   President since 2001  Not Applicable  None
 PO Box N-7759                   Chief Executive and Chief Executive
 Lyford Cay, Nassau, Bahamas     Officer -       Officer - Investment
                                 Investment      Management since 2002
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director,  Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY, Investment
Officer, First Pennsylvania Investment Research (until 1989).
----------------------------------------------------------------------------------------------------------------------
 Jimmy D. Gambill (56)           Senior Vice    Since 2002             Not Applicable  None
 500 East Broward Blvd.          President and
 Suite 2100                      Chief Executive
 Fort Lauderdale, FL 33394-3091  Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President,  Franklin Templeton Services,  LLC; Senior Vice President,  Templeton
Worldwide,  Inc.;  and  officer of 51 of the  investment  companies  in Franklin
Templeton Investments.
----------------------------------------------------------------------------------------------------------------------
 David P. Goss (56)              Vice President Since 2000             Not Applicable  None
 One Franklin Parkway
 San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin  Templeton  Investments;  and FORMERLY,  President,  Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and
Franklin Select Realty Trust (until 2000).
----------------------------------------------------------------------------------------------------------------------
 Barbara J. Green (56)           Vice President Vice President         Not Applicable  None
 One Franklin Parkway            and Secretary  since 2000 and
 San Mateo, CA 94403-1906                       Secretary since
                                                1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary,  Franklin Resources, Inc.;
Secretary  and Senior Vice  President,  Templeton  Worldwide,  Inc.;  Secretary,
Franklin Advisers,  Inc.,  Franklin Advisory Services,  LLC, Franklin Investment
Advisory  Services,  Inc.,  Franklin Mutual Advisers,  LLC,  Franklin  Templeton
Alternative  Strategies,   Inc.,  Franklin  Templeton  Investor  Services,  LLC,
Franklin  Templeton  Services,  LLC,  Franklin  Templeton  Distributors,   Inc.,
Templeton Investment Counsel, LLC, and  Templeton/Franklin  Investment Services,
Inc.; and officer of some of the other subsidiaries of Franklin Resources,  Inc.
and of 51 of the investment  companies in Franklin  Templeton  Investments;  and
FORMERLY,  Deputy  Director,   Division  of  Investment  Management,   Executive
Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special
Counsel  and  Attorney   Fellow,   U.S.   Securities  and  Exchange   Commission
(1986-1995);  Attorney,  Rogers & Wells (until 1986);  and Judicial Clerk,  U.S.
District Court (District of Massachusetts) (until 1979).
----------------------------------------------------------------------------------------------------------------------


                                                                   NUMBER OF
                                                                   PORTFOLIOS IN
                                                                   FUND COMPLEX
                                                LENGTH OF          OVERSEEN BY
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED        BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------
 Rupert H. Johnson, Jr. (63)     Vice           Since 1994         Not Applicable      None
 One Franklin Parkway            President
 San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Director,  Franklin Advisers,  Inc. and Franklin  Investment  Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee,  as the case may be, of some of the other  subsidiaries  of
Franklin  Resources,  Inc.  and of 49 of the  investment  companies  in Franklin
Templeton Investments.
----------------------------------------------------------------------------------------------------------------------
 John R. Kay (63)                Vice           Since 1994         Not Applicable      None
 500 East Broward Blvd.          President
 Suite 2100
 Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President,  Templeton Worldwide,  Inc.; Assistant Vice President,  Franklin
Templeton  Distributors,   Inc.;  Senior  Vice  President,   Franklin  Templeton
Services,  LLC;  and  officer  of some of the  other  subsidiaries  of  Franklin
Resources,  Inc. and of 35 of the  investment  companies  in Franklin  Templeton
Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
----------------------------------------------------------------------------------------------------------------------
 Diomedes Loo-Tam (65)           Treasurer      Since March 2004   Not Applicable      None
 One Franklin Parkway            and Chief
 San Mateo, CA 94403-1906        Financial
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the  investment  companies in Franklin  Templeton  Investments;
Consultant,  MyVest  Corporation  (software  development  company and investment advisory  services);  and  FORMERLY,  Director and member of Audit and Valuation
Committees, Runkel Funds, Inc. (2002-2003);  Treasurer/Controller of most of the investment companies in Franklin Templeton Investments  (1985-2000);  and Senior
Vice President, Franklin Templeton Services, LLC (1997-2000).
----------------------------------------------------------------------------------------------------------------------
 Michael O. Magdol (66)          Vice           Since 2002         Not Applicable      Director, FTI Banque, Arch
 600 Fifth Avenue                President-                                            Chemicals, Inc. and Lingnan
 Rockefeller Center              AML Compliance                                        Foundation.
 New York, NY 10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice  Chairman,  Chief  Banking  Officer and Director,  Fiduciary  Trust Company
International;  and officer and/or director,  as the case may be, of some of the other  subsidiaries  of Franklin  Resources,  Inc.  and of 48 of the  investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------


                                                                   NUMBER OF
                                                                   PORTFOLIOS IN
                                                                   FUND COMPLEX
                                                LENGTH OF          OVERSEEN BY
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED        BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------
 Murray L. Simpson (66)          Vice           Since 2000         Not Applicable      None
 One Franklin Parkway            President
 San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources,  Inc.; officer and/or  director,  as the case may be, of some of the  subsidiaries  of Franklin
Resources,  Inc. and of 51 of the  investment  companies  in Franklin  Templeton
Investments;  and  FORMERLY,  Chief  Executive  Officer and  Managing  Director,
Templeton  Franklin   Investment  Services  (Asia)  Limited  (until  2000);  and
Director, Templeton Asset Management Ltd. (until 1999).
----------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Martin Flanagan's status as an interested person results from his position as an officer of Resources. Nicholas
F. Brady is considered an interested person of the Fund under the federal securities laws due to his business affiliations with Resources, and Templeton Global Advisors Limited. On October 1, 2003, Resources acquired all of the shares of Darby Overseas Investments, Ltd. (Darby Investments) and the remaining portion of the limited partner interests not currently owned by Resources of Darby Overseas Partners, L.P. (Darby Partners). Mr. Brady, formerly a shareholder of Darby Investments and a partner of Darby Partners, will continue as Chairman of Darby Investments, which is the corporate general partner of Darby Partners. In addition, Darby Partners and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady will also continue to serve as Chairman of the corporate general partner of DEMF, and Darby Partners and Darby Investments own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC (DTV) in which Darby Partners is a significant investor and for which Darby Partners has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby-BBVA Latin America Private Equity Fund, L.P. (DBVA), a private equity fund in which Darby Partners is a significant investor, and the general partner of which Darby Partners controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. (TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS, WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE INCEPTION AND WAS FORMERLY, CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON, WHO HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003, CURRENTLY SERVES AS CHAIRMAN OF THE BOARD OF THE HERTZ CORPORATION AND WAS ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999, IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD. AND AWAS FORMERLY, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UNITED AIRLINES. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

TEMPLETON GLOBAL INVESTMENT TRUST
FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1(954)847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.

[BACK COVER]

[Franklin Templeton Institutional logo w/sub-brands]

Franklin Templeton Institutional
600 Fifth Avenue
New York, New York 10020

ANNUAL REPORT
FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND

INVESTMENT MANAGER
Franklin Templeton Alternative Strategies, Inc

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1(800)DIAL BEN(R)

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
1(800)321-8563
franklintempletoninstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in the shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

TO ENSURE THE HIGHEST QUALITY OF SERVICE, TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS MAY BE MONITORED, RECORDED, AND ACCESSED. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson, and they are "Independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)  Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $15,438 for the fiscal year ended March 31, 2004 and $21,332 for the fiscal year ended March 31, 2003.

(b)  Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $47,910 for the fiscal year ended March 31, 2004 and $2,500 for the fiscal year ended March 31, 2003. The services for which these fees were paid included attestation services.

(c)  Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $907 for the fiscal year ended March 31, 2004 and $0 for the fiscal year ended March 31, 2003. The services for which these fees were paid included tax compliance and advise.

(d)  All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $45 for the fiscal year ended March 31, 2004 and $45 for the fiscal year ended March 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $99,955 for the fiscal year ended March 31, 2004 and $12,959 for the fiscal year ended March 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process, subscription fees and review of an ICI transfer agent survey.

(e) (1) The Fund's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i)  pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the Fund by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $148,817 for the fiscal year ended March 31, 2004 and $15,504 for the fiscal year ended March 31, 2003.

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are:  Fred R. Millsaps, Frank J. Crothers, Frank
A. Olson and Constantine D. Tseretopoulos.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 10. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS

(a) Code of Ethics for Principal Executive and Senior Financial Officers.

(b)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Diomedes Loo-Tam, Chief Financial Officer

(b)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Diomedes Loo-Tam, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By /s/JIMMY D. GAMBILL
  -----------------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date   May 11, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
  --------------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    May 11, 2004


By /s/DIOMEDES LOO-TAM
  --------------------------
Diomedes Loo-Tam
Chief Financial Officer
Date   May 11, 2004